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                                                                   EXHIBIT 10.31

                        AMENDED AND RESTATED AGREEMENT

         AMENDED AND RESTATED AGREEMENT ("Agreement") dated as of December 15, 2000 among HSBC Bank USA, formerly known as Marine Midland Bank (together with its successors and assigns, "HSBC"), a bank organized under the laws of the State of New York, having an office at 140 Broadway, New York, New York 10005-1180, HOTELWORKS.COM, INC. (f/k/a Hospitality Worldwide Services, Inc.), a New York corporation ("HWS") with offices at 201 Alhambra Circle, Coral Gables, Florida 33134, and HOSPITALITY RESTORATION AND BUILDERS, INC., a New York corporation ("HRB"), with offices at 201 Alhambra Circle, Coral Gables, Florida 33134.

         All defined terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreements (as defined below).

                                   RECITALS:

         WHEREAS, HSBC and HWS entered into a line letter dated February 27, 1998 as extended and modified by a line letter dated December 15, 1998 (together, the "Line Letter" and together with any other documents, instruments and agreements executed in connection with the Line Letter, including, without limitation, the Existing Guaranty (as defined below) and the Existing Security Agreement (as defined below), as all of the same may now exist or may hereafter be supplemented, modified, amended, renewed, restated or replaced, the "Financing Agreements").

         WHEREAS, in accordance with the terms and conditions of the Financing Agreements, HSBC provided HWS with an uncommitted line of credit of up to $10,000,000.00 ("Credit Line"), pursuant to which HSBC, in its sole discretion has, from time to time, made advances and provided other financial accommodations to HWS, subject to the limits of the Credit Line and the other terms and conditions of the Financing Agreements.

         WHEREAS, the outstanding amount of HWS's obligations under the Credit Line to HSBC, as of December 15, 2000, is approximately $9,885,000.00 ("Principal"), plus accrued and accruing interest ("Interest", and together with the Principal, the "Indebtedness"), plus outstanding fees and expenses, including, without limitation, reasonable attorney's fees and expenses ("Expenses").


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         WHEREAS, HRB executed and delivered to HSBC an Unlimited Continuing
Guaranty ("Existing Guaranty") dated as of September 20, 1996 pursuant to which HRB unconditionally guaranteed the full and prompt payment of the Indebtedness.

         WHEREAS, the Guaranty is secured by a lien and security interest on, among other things, all of HRB's accounts and inventory pursuant to a General Security Agreement ("Existing Security Agreement") dated September 20, 1996 by HRB in favor of HSBC.

         WHEREAS, the Credit Line provided under the Financing Agreements expired on September 30, 1999 ("Expiration Date").

         WHEREAS, all of HWS's and HRB's obligations to HSBC under the Financing Agreements are due and payable.

         WHEREAS, notwithstanding that all of HWS's and HRB's obligations to HSBC under the Financing Agreements are due and payable, HWS has not repaid the Indebtedness.

         WHEREAS, notwithstanding the foregoing HWS has requested and HSBC is willing, on the terms and conditions set forth herein, to restructure the Indebtedness.

         NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree to restructure the Indebtedness on the following terms and conditions:

         1. Recitals. HWS and HRB acknowledge and agree that: (a) the Recitals set forth above are true and correct; (b) that all of the Indebtedness is due and payable; and (c) that HSBC has no obligation to provide any financial accommodations to HWS or HRB under the Financing Agreements or otherwise.

         2. Acknowledgment: Amendment and Restatement of Financing Arrangements. HWS and HRB acknowledge and affirm that, as of the date of this
Agreement: (a) HWS and HRB each are obligated to HSBC for the full and indefeasible repayment of all of the Indebtedness as modified hereby; (b) neither HWS nor HRB has any defense, counterclaim, offset or independent claim against HSBC with respect to any of the foregoing or otherwise; and (c) all of HSBC's liens and security interests in the collateral owned by HRB as of the date of this Agreement granted pursuant to the Existing Security Agreement are perfected, valid and enforceable and all of the Financing Agreements are valid and enforceable, except to the extent that the enforceability thereof against HWS or HRB may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity). This Agreement, together with the exhibits attached to this Agreement (collectively, the "New Financing Agreements"), amend and restate, and supersede and replace in their entirety the Financing Agreements. The New Financing Agreements do not constitute an extinguishment of the Indebtedness under the Financing Agreements nor do the New Financing Agreements constitute a release or relinquishment of the priority of any or all of


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the liens of HSBC in any assets (real and personal) of HRB, except to the extent such Indebtedness or liens are modified by the New Financing Agreements.

         3. Payment. (a) In connection with the Restructuring, HWS shall, on or before the date hereof, pay or cause to paid to HSBC, in immediately available funds: (a) the amount of $300,000.00 as the first payment under Note A (as defined below) for application to the Indebtedness; and (b) all accrued and unpaid interest on the Indebtedness up to and including the date hereof. Provided that there is no Event of Default as described in Section 8(b) or 8(c) hereof, and except as set forth in Section 12, HSBC hereby waives the payment by HWS of all of the Expenses of HSBC relating to the Indebtedness and this Agreement up to the date of this Agreement.

                  (b) In addition to the foregoing payment, the Indebtedness shall be reduced further in the principal amount of $1.0 million by issuing to HSBC 1,000,000 shares of convertible preferred stock (the "Preferred Stock Shares"), valued at $1.00 per share or a total value of $1.0 million (the "Face Value"). Until a Triggering Event (as hereafter defined) HSBC shall be paid a dividend (the "Dividend") on the Preferred Shares (as hereinafter defined) at a rate equal to eight percent (8%) per annum. The Dividend shall be paid on a semi-annual basis on December 31 and June 30 of each year, commencing on June 30, 2001, and shall be payable as follows: (a) during the first two years after the date of this Agreement, the Dividend shall be paid in additional shares of convertible preferred stock of the same class and series as the Preferred Stock Shares (the "Stock Dividend Shares"), and (b) thereafter, HWS may elect to pay the Dividend in either Stock Dividend Shares or cash. After the occurrence of a Triggering Event, HSBC shall be paid a dividend on the Preferred Shares only if HWS declares and pays a cash dividend on its common stock, in which case HSBC will be paid a dividend on the Preferred Shares equal to the product of (i) the per share dividend declared on the common stock, and (b) the number of shares of common stock into which the Preferred Shares were convertible on the applicable record date of the common stock dividend. The number of Stock Dividend Shares, if applicable, for each semi-annual Dividend payment shall be equal to the product of (x) 4% times (y) the Current Face Value (as hereinafter defined divided by $1.00, as such amount may be adjusted in accordance with the Certificate of Amendment of the Certificate of Incorporation of HWS, which authorizes the Preferred Shares). As used herein, "Current Face Value" shall equal (a) the Face Value, plus (b) previously issued Stock Dividend Shares, valued at $1.00 per share, as such amount may be adjusted in accordance with the Certificate of Amendment of the Certificate of Incorporation of HWS, minus (c) the Preferred Shares that have been converted into shares of common stock of HWS, valued at $1.00 per share, as such amount may be adjusted in accordance with the Certificate of Amendment of the Certification of Incorporation of HWS. The Preferred Stock Shares and Stock Dividend Shares (collectively the "Preferred Shares") shall be convertible into shares of common stock of HWS, on a one-for-one basis, but in no event may HSBC convert at any time fewer than 50,000 Preferred Stock Shares into shares of common stock. HWS shall file a registration statement with the Securities and Exchange Commission within a one year period from the date of this Agreement, pursuant to the terms and conditions of the Registration Rights and Investment Agreement attached hereto as Exhibit G to register the common stock to be issued upon conversion of the Preferred Shares. HWS shall have the option, beginning 36 months after issuance of the Preferred Stock Shares but prior to conversion, to


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repurchase the Preferred Shares for an amount equal to (i) 104% of the Current
Face Value through and including the last day of the 48th month after issuance of the Preferred Stock Shares, (ii) 102% of the Current Face Value beginning on the first day of the 49th month and continuing through and including the last day of the 60th month after issuance of the Preferred Stock Shares, or (iii) 100% of the Current Face Value beginning on the first day of the 61st month after issuance of the Preferred Stock Shares and thereafter, plus the amount of any accrued and unpaid Dividend. Such repurchase shall be effectuated in accordance with the terms of the Certificate of Amendment of the Certificate of Incorporation of HWS. The Preferred Shares and the rate at which they are convertible into shares of common stock shall be subject to anti-dilution protection for any common stock split or recapitalization of HWS affecting all outstanding common stock of HWS. HSBC shall be entitled to receive the Current Face Value plus the amount of any accrued and unpaid Dividend in the event of a liquidation of HWS. As used herein, the term "Triggering Event" shall mean the date on which (i) no Preferred Shares are outstanding, or (ii) the closing price for HWS common stock is equal to or greater than $2 (as adjusted for any stock split or stock dividend subsequent to the date hereof) for a period of twenty (20) consecutive trading days. The terms of the Preferred Shares are more fully set forth in the Amendment to Articles of Incorporation attached hereto as Exhibit H.

         4. Indebtedness. (a) The remaining Indebtedness of $8,885,000.00 shall be bifurcated between HWS and HRB as follows: (i) $4,300,000.00 allocated to HWS; and (ii) $4,585,000.00 allocated on a non-recourse basis to HRB.

                  (b) In order to evidence the indebtedness of HWS, HWS shall execute and deliver to HSBC a promissory note in the form of Exhibit A annexed hereto and made a part hereof ("Note A"), which Note A shall be payable as set forth therein. Note A shall be payable in three (3) years with $300,000 in principal payable immediately and with principal payments of $50,000.00 per month. Note A shall bear interest at the Prime Rate (as defined below).

                  (c) In order to evidence the indebtedness of HRB, HRB shall execute and deliver to HSBC a promissory note in the form of Exhibit B annexed hereto and made a part hereof ("Note B", and together with Note A, the "Notes"), which Note B shall be payable as set forth therein. Note B shall accrue interest at the Prime Rate. Note B shall mature in five (5) years (unless extended as provided therein) ("Note B Maturity Date"); provided, that Note B shall be non-recourse to HRB, except for the proceeds realized by HRB or HWS ("Proceeds") from, and solely contingent upon receipt by HRB or HWS or any of their subsidiaries, of the receivables due and owing from Servico, Inc. for work done by HRB or HWS prior to January 1, 2000 ("Servico Receivables"). As used herein, the term "Proceeds of the Servico Receivables" shall mean the Servico Receivables and the Proceeds, including without limitation, the amount HRB is awarded against, or receives with respect to, the defendants in the Servico Litigation (as defined below) with respect to the Servico Litigation and which arise out of the same facts that form the basis for HRB's claims against the Servico Defendants (as defined below) in the Servico Litigation, or, if the Servico Litigation is settled, the settlement amount payable to HRB as a result of such settlement, in each case less the amount awarded to the Servico Defendants on any counterclaims asserted by the Servico Defendants against HRB in the Servico Litigation. HRB or HWS shall collect the Servico Receivables and make payments to HSBC therefrom.


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The Proceeds of the Servico Receivables shall (i) first, be applied to repay costs and expenses, including but not limited to legal, consulting, or trade payable costs or expenses, relating to the Servico Receivables, previously incurred by HWS or HRB and/or ongoing collection costs and expenses (all as generally described in writing to HSBC in the form previously submitted to
HSBC) in connection with the realization of the Servico Receivables, (ii) second, be remitted by HWS or HRB to HSBC until an aggregate amount of $1,000,000.00 of principal has been paid on Note B and (iii) third, be remitted by HWS or HRB to HSBC on a fifty percent (50%) basis for application to Note B and if Note B has been satisfied, to Note A and the New Guaranty. In furtherance of the foregoing, HRB shall execute and deliver to HSBC, at HSBC's request any and all other documents, instruments and agreements reasonably deemed necessary by HSBC to evidence HWS's fees and expenses of collection and evidence and perfect HSBC's lien and security interest in the Servico Receivables. HRB and HWS shall take any commercially reasonable action to pursue the Servico Litigation. As used herein, the term "Servico Litigation" shall mean the action commenced by HRB to recover the Servico Receivables against Servico Niagara Falls Inc. a/k/a Servico Holiday Inn Niagara Falls, Servico Grand Island, Inc., Servico Jamestown, Inc., Servico New York, Inc., Servico, Inc., Servico Houston, Inc., Servico Rolling Meadows, Inc., Impac
Hotel Group, Inc., and Lodgian, Inc. (collectively the "Servico Defendants") currently pending in the Supreme Court, State of New York, Erie County, Index No. I1999-2538, and related litigation commenced by HRB against, inter alia, any one or more of the Servico Defendants in the State of Texas and the State of Illinois.

         The term "Prime Rate" shall mean the rate of interest publicly announced by HSBC from time to time as its prime rate and is a base rate for calculating interest on certain loans. Any change in the interest rate on the Notes resulting from a change in the Prime Rate shall be effective on the date of such change. Interest will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate. All interest on Note A shall be due and payable on the Note A Maturity Date thereof.

         5. Security; Closing Documents. (a) The obligations, indebtedness and liabilities of HWS evidenced by Note A shall be secured by among other things, a lien and security interest in favor HSBC in all of the assets and personal property of HWS pursuant to a General Security Agreement in the form attached hereto as Exhibit C, including, without limitation, a pledge by HWS of the stock of HRB, The Leonard Parker Company and Parker Reorder Online, Inc. pursuant to a Pledge and Irrevocable Proxy Security Agreement in the form attached hereto as Exhibit D, but specifically excluding the stock of Bekins Distribution Services, Inc.

                  (b) The obligations, indebtedness and liabilities of HWS, evidenced by Note A shall be guaranteed by HRB; provided, however, that such guaranty shall be non-recourse to HRB, and limited to the Servico Receivables. In furtherance of the foregoing HRB shall execute and deliver to HSBC an Unlimited Continuing Guaranty ("New Guaranty") dated the date hereof in the form attached hereto as Exhibit E.

                  (c) The obligations, indebtedness and liabilities of HRB, evidenced by Note B and the New Guaranty shall be secured by a lien and security interest in favor HSBC in


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the Servico Receivables subject to HRB's and HWS's priority claim for costs and expenses for collection of the Servico Receivables. In furtherance of the foregoing, HRB shall execute and deliver to HSBC an Amended and Restated Security Agreement ("New Security Agreement") dated the date hereof in the form attached hereto as Exhibit F. HSBC agrees and acknowledges that HSBC shall have no recourse to HRB with respect to HRB's assets other than the Servico Receivables. Furthermore, HSBC will release HRB from the Existing Guaranty and the Existing Security Agreement upon execution and delivery of the Agreement, the related exhibits and other closing documents.

                  (d) HWS has caused to be delivered to HSBC copies of each of the documents it or any of its affiliates has executed with Bank of America in September 2000 ("BOA Documents").

                  (e) On the date hereof, HWS and HRB shall furnish to HSBC, evidence that they are each: (i) in good standing in their respective jurisdictions of formation; and (ii) qualified to do business in those jurisdictions where such qualification is necessary, unless such failure to qualify would not have a material adverse effect on HWS or HRB and any of their subsidiaries taken as a whole.

                  (f) HWS and HRB shall each deliver to HSBC Debtor General Certificates in form and substance satisfactory to HSBC setting forth and certifying: (i) the names of each of the incumbent officers of each of HWS and HRB; (ii) the certificate of incorporation and by-laws of each of HWS and HRB, including any amendments thereto; (iii) the corporate resolutions with respect to this Agreement and the transactions contemplated hereby; (iv) any and all other information in connection with the foregoing as HSBC may reasonably request all in form and substance reasonably satisfactory to HSBC.

                  (g) HWS and HRB shall have furnished or caused to be furnished to HSBC an opinion of HWS' and HRB's counsel in form and substance reasonably satisfactory to HSBC with respect to this Agreement.

                  (h) HWS and HRB shall execute and deliver UCC-1 financing statements in form and substance satisfactory to HSBC.

         6. Representations and Warranties. (a) HWS and HRB hereby ratify and reaffirm each and every obligation under the Financing Agreements, as amended hereby, and agree that each obligation under the Financing Agreements, as amended hereby, is absolute and unconditional. HWS and HRB agree that, except as specifically set forth herein or in the New Financing Agreements, the Financing Agreements are and remain in full force and effect as modified or amended by this Agreement and that the Financing Agreements, as amended hereby, and HWS's and HRB's obligations thereunder are in no way impaired by the execution and performance of this Agreement; except as otherwise provided in this Agreement.

                  (b) HWS and HRB represent and warrant that they have the necessary corporate power and have taken all necessary corporate and shareholder action to make this


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Agreement the valid and enforceable obligations it purports to be, and that this Agreement constitutes the legal, valid and binding obligation of HWS and HRB enforceable against each of them in accordance with its terms except as enforceability may be limited by general principles of equity and the laws of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity).

                  (c) HWS and HRB represent and warrant that (i) the claims made by HRB pursuant to the Servico Litigation are based upon job cost reports of HRB, (ii) no payment has been received on any of the Servico Receivables since January 1, 2000, and no Servico Receivable is subject to any credit or extension or agreements therefore; (iii) each copy of each job cost report evidencing a Servico Receivable is a true and genuine copy of the job cost report and, to the knowledge of HWS and HRB, accurately evidences in all material respects the transaction from which the underlying receivable arose; and (iv) to the knowledge of HWS and HRB, all services to be performed by HRB in connection with the Servico Receivables have been performed by HRB. The foregoing representations are subject to the following qualifications: HSBC acknowledges that the Servico Receivables are the subject of the Servico Litigation, pursuant to which various defenses have been raised regarding the validity and enforceability of the Servico Receivables, as well as counterclaims by the Servico Defendants. As a result, HWS and HRB make no representation regarding the collectibility of the Servico Receivables.

         7. Notices. (a) All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt and can be personally delivered by courier service or messenger, sent by overnight delivery service, or deposited in the mails, by certified or registered mail, postage prepaid, return receipt requested, to the addresses set forth above, if to HSBC, Attention: Kevin J. Ayers, Vice President, and if to HWS, Attention: Douglas Parker, or to such other addresses as may be furnished by notice in writing.

         8. Events of Default. A default shall have occurred under this Agreement ("Event of Default") in the event that: (a) HWS or HRB fails to make any of the payments within five (5) days of when the same are due and payable hereunder or under either of the Notes; (b) either of HWS or the HRB shall (i) make any assignment for the benefit of creditors or take any similar action, or
(ii) file within one year of the effective date of this Agreement for bankruptcy under any chapter of the Bankruptcy Code now or hereafter in effect or utilize within one year of the effective date of this Agreement any other debtor relief laws now or hereafter in effect, including without limitation, insolvency, reorganization or similar proceeding, (c) either of HWS or HRB is placed in involuntary bankruptcy, (d) there is an Event of Default under any of the New Financing Agreements and (e) HWS or HRB breach any of their covenants or agreements contained in this Agreement. For the purposes of this Agreement and the Notes, a default in the payment under, or an acceleration of, Note A shall not constitute a default or Event of Default with respect to Note B.

         9. Remedies. In the event of the occurrence of any Event of Default, other than an Event of Default described in Section 8(b) or 8(c) above, HSBC may declare the


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indebtedness evidenced by the Notes, together with all unpaid interest and any other amounts owing hereunder, under the Notes, or any of the other New Financing Agreements, to be immediately due and payable. In the event of the occurrence of an Event of Default described in Section 8(b) or 8(c) above, then the entire unpaid principal due on the Notes together with all interest thereon, plus any other sums payable under the Agreement or the Notes at the time of said Event of Default shall become immediately due and payable. In case of HWS's or the HRB's failure to immediately repay any of the Indebtedness, together with all unpaid interest and any other amounts due hereunder, HSBC may proceed to protect and enforce its rights and remedies either by suit in equity or by an action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any document or instrument delivered in connection with or pursuant to this Agreement or any of the Financing Documents, including, without limitation, the guaranties.

         10. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR, AND IN CONSIDERATION OF, HSBC'S AGREEMENTS HEREIN, HWS AND HRB AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, EXECUTORS AND ADMINISTRATORS HEREBY WAIVE, RELEASE, REMISE AND FOREVER DISCHARGE HSBC, ITS PAST AND PRESENT, SHAREHOLDERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS AND ADMINISTRATORS OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, CROSSCLAIMS, COUNTERCLAIMS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, BILLS, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES, DAMAGES, JUDGMENTS, CLAIMS AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH AGAINST HSBC; HWS OR HRB, EVER HAD, NOW HAS, OR HWS OR HRB AND ITS SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, OR ADMINISTRATORS IN BOTH THEIR PERSONAL AND BUSINESS CAPACITIES CAN, SHALL OR MAY HAVE FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DAY OF THE DATE OF THIS AGREEMENT. HWS AND HRB CONFIRM THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND FREELY GIVEN.

         11. No Impairment of Rights. The nonexercise by HSBC of any of the rights granted hereunder in any particular instance shall not constitute a waiver thereof in that or any other subsequent instance. HSBC's agreements contained herein are limited to the express terms of this Agreement and the New Financing Agreements, and except as expressly set forth herein or the New Financing Agreements shall not impair any right or remedy of HSBC, HWS's or HRB's obligations under the Financing Agreements or the New Financing Agreements, or HSBC's right to enforce full and strict performance of all of the terms of the New Financing Agreements.

         12. Costs and Expenses. HWS and HRB hereby agree to reimburse HSBC on demand for all of the reasonable costs and out-of-pocket expenses of HSBC, including, without limitation, filing fees, recording fees, incurred after the execution hereof in connection with


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enforcement of this Agreement, and the New Financing Agreements, and any amendments thereto or hereto, and all of the transactions contemplated thereby, including reasonable HSBC's attorneys' fees and disbursements incurred in connection with the foregoing.

         13. Successors And Assigns. HSBC, HWS and HRB, as used herein, shall include the successors or assigns of those parties, except that HWS and HRB shall not have the right to assign its rights hereunder or any interest herein. HSBC may assign all or any portion of the Financing Agreements and the New Financing Agreements, including, without limitation, the Notes or sell participations therein at any time. HWS shall have the right of first refusal with respect to any such proposed assignment or sale by HSBC to any party not affiliated with HSBC, provided however, that in order to exercise such right of first refusal, within thirty (30) days of HSBC providing written notice to HWS of such proposed assignment or sale, such notice to include the name of the party to whom the proposed assignment or sale is being made, or its designee, or agent to the extent HSBC is permitted to disclose the name of such party, designee, or agent, and the terms thereof, HWS must (i) agree to the terms of the proposed assignment or sale and (ii) close such purchase from HSBC. In the event HWS fails to close the proposed purchase from HSBC within the aforesaid thirty (30) day period, then HSBC shall be entitled to close the proposed assignment or sale to the originally proposed assignee or purchaser on the terms originally proposed within 6 months from the conclusion of such 30 day period. In the event such closing by HSBC does not occur within such 6 month period, any future assignment or sale by HSBC to a party not affiliated with HSBC shall be subject to HWS's right of first refusal as set forth in this section. HWS's right of first refusal shall not apply to any shares of common stock of HWS received by HSBC or its affiliates upon conversion of Preferred Shares.

         14. Applicable Law. This Agreement and the transactions evidenced hereby shall be governed by and construed under the internal laws of New York State, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in New York State.

         15. CONSENT TO JURISDICTION. HWS, HRB AND HSBC AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THE FINANCING AGREEMENTS AND THIS AGREEMENT MAY BE COMMENCED IN ANY COURT OF NEW YORK STATE IN NEW YORK COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

         16. Miscellaneous. The execution of the New Financing Agreements shall not constitute a waiver of any provision of any of the Financing Agreements, including, without limitation, any default now existing or hereafter arising thereunder, except as otherwise provided herein, and shall not be deemed to create a course of dealing among HWS, HRB and HSBC. HWS and HRB hereby acknowledge that they have not relied upon any representations or warranties made by HSBC, its agents or attorneys in signing this Agreement.

         17. Further Assurance. HWS and HRB agree, at their sole cost and expense, to execute such documents and take such other action as reasonably requested by HSBC to


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effectuate the purposes of this Agreement. HSBC is not obligated to provide any additional loans or financing to HWS or HRB hereunder or under the Financing Documents or otherwise. HRB shall furnish to HSBC a monthly summary of its collection and/or litigation efforts with respect to the Servico Receivables within twenty (20) days after the end of each month.

         18. Entire Agreement. The New Financing Agreements contain the final, complete and exclusive agreement among the parties hereto and supersede all other agreements, correspondence, letters, or understandings with respect to the terms of this Agreement. This Agreement may be modified only by written agreement signed by each of the parties hereto.

         19. JURY TRIAL WAIVER. HWS, HRB AND HSBC HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY HWS, HRB OR HSBC MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE FINANCING AGREEMENTS, THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO OR HERETO. HWS AND HRB REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF HSBC HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT HSBC WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. HWS AND HRB ACKNOWLEDGE THAT HSBC HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH 19.

         20. Counterparts. This Agreement may be executed in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         WHEREFORE, the parties hereto have duly executed this Agreement by their duly authorized officers on and as of the date first above written.


                                             HSBC BANK USA

                                             By: /s/ Joseph E. Salonia
                                                -------------------------------
                                                Joseph E. Salonia
                                                Vice President


                                             HOTELWORKS.COM, INC.
                                             (f/k/a HOSPITALITY WORLDWIDE
                                             SERVICES, INC.)

                                             By: /s/ Douglas Parker
                                                -------------------------------
                                                Douglas A. Parker (title)
                                                President


                                             HOSPITALITY RESTORATION AND
                                             BUILDERS, INC.

                                             By: /s/ Douglas Parker
                                                -------------------------------
                                                Douglas A. Parker (title)
                                                President

STATE OF New York )
                  )     ss.:
COUNTY OF New York)


         On the 19th day of December in the year 2000, before me, the undersigned, personally appeared Joseph Salonia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                            /s/ Linda J. Boehm
                                            -----------------------------------
                                                       Notary Public

                                                       LINDA J. BOEHM
                                             Notary Public, State of New York
                                                       No. 01B04750467
                                              Qualified in Westchester County
                                            My Commission Expires Oct. 31, 2001


STATE OF ________ )
                  )     ss.:
COUNTY OF _______ )


         On the _______ day of December in the year 2000, before me, the undersigned, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                                            -----------------------------------
                                                       Notary Public

STATE OF Georgia  )
                  )     ss.:
COUNTY OF Fulton  )


         On the _______ day of December in the year 2000, before me, the undersigned, personally appeared Joseph Salonia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                             ----------------------------------
                                                          Notary Public


STATE OF Georgia  )
                  )     ss.:
COUNTY OF Fulton  )

         On the 15 day of December in the year 2000, before me, the undersigned, personally appeared Douglas Parker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                           /s/ Mary D. Perich
                                           ------------------------------------
                                                       Notary Public

                                            Notary Public, Cobb County, Georgia
                                           My Commission Expires March 21, 2004

STATE OF Georgia  )
                  )     ss.:
COUNTY OF Fulton  )


         On the 15th day of December in the year 2000, before me, the undersigned, personally appeared Douglas Parker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                           /s/ Mary D. Perich
                                           ------------------------------------
                                                       Notary Public

                                            Notary Public, Cobb County, Georgia
                                           My Commission Expires March 21, 2004

                                LIST OF EXHIBITS


Exhibit           Document
-------           --------
A                 HWS Note (Note A)

B                 HRB Note (Note B)

C                 HWS General Security Agreement

D                 Pledge and Irrevocable Security Agreement

E                 HRB Unlimited Continuing Guaranty

F                 HRB Amended and Restated Security Agreement

G                 Registration Rights and Investment Agreement

H                 Amendment to Articles of Incorporation

                                   EXHIBIT A

                                   TERM NOTE

$4,300,000.00                                                New York, New York
                                                             December 15, 2000

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of HSBC BANK USA, formerly known as Marine Midland Bank (together with its successors and assigns, the "Bank") at 140 Broadway, New York, New York 10005-1180 or, at the holder's option, at such other place as may be designated from time to time by the holder, the principal sum of FOUR MILLION THREE HUNDRED THOUSAND and 00/100 Dollars ($4,300,000.00). The undersigned agrees to make payments hereunder in lawful money of the United States as follows:

         The principal balance due hereunder shall be paid as follows: (i) immediately upon executing this Note, the undersigned shall pay to HSBC Three Hundred Thousand and 00/100 Dollars ($300,000.00) ("Initial Payment"), and (ii) thereafter, the undersigned shall make thirty-six (36) monthly principal installments of Fifty Thousand and 00/100 Dollars ($50,000.00), each payable on the fifteenth day of each month, commencing on January 15, 2001, and continuing monthly thereafter through and including December 15, 2003 ("Maturity Date").

         The remaining principal balance and accrued interest on this Note shall be due and payable the Maturity Date.

         This Note is the Note A referred to in that certain Amended and Restated Agreement dated of even date herewith (the "Agreement") among the Bank, the undersigned, and Hospitality Restoration and Builders, Inc. ("HRB"), and together with the other New Financing Agreements (as defined in the Agreement), amends and restates, and supersedes and replaces in its entirety but does not extinguish any obligations under the line letter, dated February 27, 1993, as extended and modified by a line letter dated December 15, 1998. This Note is entitled to the benefits, and is subject to the terms of, the Agreement. In the event of (each an "Event of Default"): (a) any failure by the undersigned to make any payment of any installment of principal or interest due on this Note within five (5) days of the due date thereof; (b) the occurrence of any Event of Default as described in the Agreement; or (c) any representation which is false in any material respect having been made by the undersigned or any guarantor of the indebtedness evidenced hereby to the Bank with respect to the New Financing Agreements, then the holder hereof may, at its option, declare all or any part of the entire unpaid principal sum hereunder together with all interest thereon, plus any other sums payable at the time of such declaration pursuant to this Note, or any other New Financing Agreements, to be immediately due and payable without demand or notice of any kind, all of which are hereby expressly waived. In the event of (each an "Event of Default"): (a) the filing by or against the undersigned or any guarantor of the indebtedness evidenced hereby of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (b) the making of any general assignment by the undersigned or any guarantor of the indebtedness evidenced hereby for the benefit of creditors; or (c) the appointment of a receiver or trustee for the undersigned or for any assets of the undersigned, including, without limitation, the appointment of, or taking possession by, a "custodian", as defined in the Federal Bankruptcy Code, then the entire unpaid principal sum hereunder together with all interest thereon, plus any other sums payable at the time of such declaration pursuant to this Note, or any other New Financing Agreements, shall become immediately due and payable.

         The amount of all indebtedness, liabilities and obligations ("Indebtedness") evidenced by this Note and owed by the undersigned to the Bank and the amount of each repayment made by or on behalf of the undersigned shall be recorded on the books and records of the Bank. The aggregate unpaid amount of all Indebtedness set forth in such books and records shall be presumptive evidence of the principal amount owing and unpaid on this Note; provided, however, that, the failure to make any such entry with respect to the Indebtedness shall not limit or otherwise affect the obligations of the undersigned hereunder, and in all events, the principal amount owing by the undersigned under this Note shall be the aggregate amount of all Indebtedness less all payments of principal thereon.

         This Note shall bear interest on the outstanding principal balance hereof at a fluctuating rate equal to the Prime Rate (as hereinafter defined). After maturity (whether by acceleration or otherwise), the principal portion of this Note shall bear interest at a rate three percent (3%) in excess of the rate of interest otherwise applicable to this Note. The term "Prime Rate" shall mean the rate of interest publicly announced by the Bank from time to time as its prime rate and is a base rate for calculating interest on certain loans. Any change in the interest rate on this Note resulting from a change in the Prime Rate shall be effective on the date of such change. Interest will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate. All interest on this Note shall be due and payable on the Maturity Date. After maturity of this Note, any unpaid principal and interest under this Note shall be immediately due and payable.

         The undersigned shall have the right to prepay at any time, the principal sum due under this Note, in whole or in part, without premium or penalty.

         If any installment of this Note is not paid when due, whether because such installment becomes due on a Saturday, Sunday or banking holiday, or for any other reason, the undersigned will pay interest thereon at the applicable rate until the date of actual receipt of such installment by the holder of this Note.

         No failure by the holder hereof to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

         No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the undersigned and the holder hereof.

         The undersigned hereby waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.

         This Note shall be governed by the internal laws of the State of New York, without reference to principles of conflict of laws. The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys' fees and expenses.


               HOTELWORKS.COM, INC. (f/k/a Hospitality Worldwide Services, Inc.)

               /s/ Douglas A. Parker
               ----------------------------------------------------------------
               Douglas A. Parker, President

STATE OF Georgia  )
                  )     ss.:
COUNTY OF Cobb    )


         On the 15th day of December in the year 2000, before me, the undersigned, personally appeared Douglas Parker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                           /s/ Mary D. Perich
                                           ------------------------------------
                                                       Notary Public

                                            Notary Public, Cobb County, Georgia
                                           My Commission Expires March 21, 2004

                                   EXHIBIT B

                                PROMISSORY NOTE


$4,585,000.00                                                New York, New York
                                                             December 15, 2000


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of HSBC BANK USA, formerly known as Marine Midland Bank (together with its successors and assigns, the "Bank") at 140 Broadway, New York, New York 10005-1180 or, at the holder's option, at such other place as may be designated from time to time by the holder, the principal sum of FOUR MILLION FIVE HUNDRED EIGHTY-FIVE THOUSAND and 00/100 Dollars ($4,585,000.00). The undersigned agrees to make payments hereunder in lawful money of the United States as follows:

         On the fifth day of each month until the Maturity Date (as hereinafter defined), the undersigned shall remit to the Bank the Proceeds of the Servico Receivables (as defined in the Amended and Restated Agreement (the "Agreement") dated the date hereof among Bank, the undersigned and Hotelworks.com, Inc. (f/k/a Hospitality Worldwide Services, Inc. "HWS")), if any, received by the undersigned in the prior month, net of all costs and expenses, including but not limited to legal, consulting, or trade payable costs or expenses relating to the Servico Receivables incurred by the undersigned or HWS in connection with the realization of the Servico Receivables. After the undersigned has made principal payments to the Bank in the aggregate amount of $1,000,000.00 from the Proceeds of the Servico Receivables, the undersigned shall on the fifth day of each month, until the Maturity Date, remit to the Bank 50% of all subsequent Proceeds of the Servico Receivables received by the undersigned in the prior month from the Servico Receivables, net of all costs and expenses, including but not limited to legal, consulting, or trade payable costs or expenses relating to the Servico Receivables incurred by the undersigned or HWS in connection with the realization of the Servico Receivables. The payments shall be accompanied by a certification from the undersigned setting forth such prior month's receipt of the Proceeds of the Servico Receivables, including costs and expenses deducted therefrom, in reasonable detail satisfactory to the Bank.

         Upon payment in full of all amounts owing under this Note, such amounts payable pursuant to the preceding paragraph shall be applied to the reduction of the then outstanding principal portion of that certain Promissory
Note in the original principal amount of $4,300,000.00 dated of even date herewith made by HWS in favor of Bank ("HWS Note") with the remainder of such amounts, if any, to be applied to interest due under the HWS Note.

         The final installment of principal of this Note shall be due and payable on the Maturity Date, at which time the remaining outstanding principal of this Note, if any, shall be due and payable. As used herein, Maturity Date shall mean five years from the date of this Note, unless accelerated pursuant to the terms of this Note. The Maturity Date shall be extended for one period of twelve (12) months, at the option of the undersigned, provided that the Servico Litigation (as defined in the Agreement) or the enforcement of a judgment entered therein, is being actively pursued by the undersigned. The undersigned agrees to execute and deliver to the Bank any and all documents the Bank deems necessary to effectuate the extension of the Maturity Date. In the event the Maturity Date is extended as provided herein, the undersigned shall continue to make monthly installment payments to the Bank as provided above during such extension period.

         This Note is the Note B referred to in the Agreement, and together with other New Financing Agreements (as defined in the Agreement), amends and restates, and supersedes and replaces in its entirety but does not extinguish any obligations under the line letter, dated February 27, 1993, as extended and modified by a line letter dated December 15, 1998. This Note is entitled to the benefits, and is subject to the terms of, the Agreement. In the event of (each an "Event of Default"): (a) any failure by the undersigned to make any payment of any installment of principal or interest due on this Note within five (5) days of the due date thereof; (b) the occurrence of any Event of Default as described in the Agreement (except for a default in the payment under, or an acceleration of, Note A as defined therein); or (c) any representation which is false in any material respect having been made by the undersigned, with respect to the New Financing Agreements, to the Bank, then the holder hereof may, at its option, declare all or any part of the entire unpaid principal sum hereunder together with all interest thereon, plus any other sums payable at the time of such declaration pursuant to this Note, or any other New Financing Agreements, to be immediately due and payable without demand or notice of any kind, all of which are hereby expressly waived. In the event of (each an "Event of Default"): (a) the filing by or against the undersigned or any guarantor of the indebtedness evidenced hereby of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (b) the making of any general assignment by the undersigned or any guarantor of the indebtedness evidenced hereby for the benefit of creditors; or (c) the appointment of a receiver or trustee for the undersigned or for any assets of the undersigned, including, without limitation, the appointment of, or taking possession by, a "custodian", as defined in the Federal Bankruptcy Code, then the entire unpaid principal sum hereunder together with all interest thereon, plus any other sums payable at the time of such declaration pursuant to this Note, or any other New Financing Agreements, shall become immediately due and payable.

         The amount of all of the indebtedness, liabilities and obligations ("Indebtedness") evidenced by this Note and owed by the undersigned to the Bank and the amount of each repayment made by or on behalf of the undersigned shall be recorded on the books and records of the Bank. The aggregate unpaid amount of all Indebtedness set forth in such books and records shall be presumptive evidence of the principal amount owing and unpaid on this Note; provided, however, that, the failure to make any such entry with respect to the Indebtedness shall not limit or otherwise affect the obligations of the undersigned hereunder, and in all events, the principal amount owing by the undersigned under this Note shall be the aggregate amount of all Indebtedness less all payments of principal thereon.

         This Note shall bear interest on the outstanding principal balance hereof at a fluctuating rate equal to the Prime Rate (as hereinafter defined). After the Maturity Date, (including the twelve-month extension period, if applicable), whether by acceleration or otherwise, the principal portion of this Note shall bear interest at a rate three percent (3%) in excess of the rate of interest otherwise applicable to this Note. The term "Prime Rate" shall mean the rate of interest publicly announced by the Bank from time to time as its prime rate and is a base rate for calculating interest on certain loans. Any change in the interest rate on this Note resulting from a change in the Prime Rate shall be effective on the date of such change. Interest will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate. Subject to the provisions set forth herein, all interest on this Note shall be due and payable on the Maturity Date (including the twelve-month extension period, if applicable), whether by acceleration or otherwise. Subject to the provisions set forth herein, after the Maturity Date of this Note (including the twelve-month extension period, if applicable), whether by acceleration or otherwise, any unpaid principal and interest under this Note shall be immediately due and payable.

         Notwithstanding anything to the contrary in this Note, the undersigned shall only be obligated to pay interest hereunder, including default interest, in the event the Proceeds of the Servico Receivables are adequate to pay (i) all of the costs and expenses, including but not limited to legal, consulting, or trade payable costs or expenses relating to the Servico Litigation of the undersigned in connection with realizing upon same, and (ii) the principal hereof.

         Commencing on the date five years from the date hereof, the undersigned shall have the option to offer the Bank an assignment of the Servico Receivables and/or any judgment arising from the Servico Receivables. If the Bank accepts in writing such assignment, in its sole and absolute discretion, this Note shall be satisfied, and the undersigned will use its best efforts to cooperate with the Bank in all respects in connection with the Bank's collection of the Servico Receivables, and from the date of such acceptance the Bank will pay all costs and expenses incurred with respect thereto. Any such assignment documents shall be in form and substance satisfactory to the Bank. If the Bank refuses to accept such assignment, then this Note shall be satisfied.

         In addition, this Note shall be satisfied upon the happening of one of the following events: (i) payment in full of all amounts due under this Note,
(ii) in the event of a settlement of the Servico Litigation (as defined in the Agreement), and the Bank's receipt of its full share of the Proceeds of the Servico Receivables (as defined in the Agreement) pursuant to the terms of this Note and the New Financing Agreements (as defined in the Agreement), or (iii) in the event of a judgment having been entered in the Servico Litigation (as defined in the Agreement), the Bank's acceptance in writing of an assignment of the undersigned's rights under any such judgment, the Bank's refusal to accept such assignment, or the Bank's receipt of its full share of the Proceeds of the Servico Receivables pursuant to the terms of this Note and the New Financing Agreements, after the amount of such judgment has been collected by or on behalf of the undersigned, provided however, that if the full amount of such judgment has not been collected, then the amount that has been collected shall be apportioned as provided in the Agreement.

         The undersigned shall have the right to prepay at any time, the principal sum due under this Note, in whole or in part, without premium or penalty.

         If any installment of this Note is not paid when due, whether because such installment becomes due on a Saturday, Sunday or banking holiday, or for any other reason, the undersigned will pay interest thereon at the applicable rate until the date of actual receipt of such installment by the holder of this Note.

         No failure by the holder hereof to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

         No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the undersigned and the holder hereof.

         The undersigned hereby waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.

         Notwithstanding anything to the contrary herein or in the other New Financing Agreements, Bank agrees that it shall have no recourse to any property or assets of the undersigned, except for the Servico Receivables and Proceeds of the Servico Receivables for any amounts which become due under this Note and the New Financing Agreements, and that none of the property or assets of the undersigned other than the Servico Receivables and Proceeds of the Servico Receivables shall be subject to levy, execution or other enforcement procedure for any payment or other amount required to be made hereunder, plus any and all actual out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Bank; provided, however, that the Bank's recourse against the undersigned shall not be limited if and to the extent the default relates to fraud, material misrepresentation or material omission of fact in any document submitted or executed by the undersigned in connection with any of the New Financing Agreements and occurring on or after the date hereof. The foregoing provisions shall not (i) constitute a waiver of any obligation evidenced by this Note or the Agreement, (ii) limit the right of the holder of this Note, upon the occurrence and continuation of an Event of Default, to name the undersigned as a party defendant in any action or suit for judicial foreclosure and sale under this Note or the Agreement or any action or proceeding hereunder or thereunder so long as no judgment in the nature of a deficiency judgment shall be asked for or taken against the undersigned, (iii) release or impair this Note or the lien on the Servico Receivables and Proceeds of the Servico Receivables, or (iv) prevent or in any way hinder the Bank from exercising or constitute a defense, an affirmative defense, a counterclaim or other basis for relief in respect of the exercise of, any other remedy against the Servico Receivables and Proceeds of the Servico Receivables, this Note or as prescribed by law or in equity in case of an Event of Default. Nothing herein shall be deemed to be a waiver of any right which the Bank may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 or any successor thereto or similar provisions under applicable state law to file a claim for the full amount of the debt owing to the Bank by the undersigned or to require that the Servico Receivables shall continue to secure all of the indebtedness owing to the Bank in accordance with this Note.

         This Note shall be governed by the internal laws of the State of New York, without reference to principles of conflict of laws. The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys' fees and expenses.


                                    HOSPITALITY RESTORATION AND BUILDERS, INC.

                                    /s/ Douglas A. Parker
                                    -------------------------------------------
                                    Douglas A. Parker, President

STATE OF Georgia )
                 )     ss.:
COUNTY OF Fulton )


         On the 15 day of December in the year 2000, before me, the undersigned, personally appeared Douglas Parker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    /s/ Mary D. Perich
                                    -------------------------------------------
                                                   Notary Public

                                         Notary Public, Cobb County, Georgia
                                        My Commission Expires March 21, 2004

                                    EXHIBIT C

                           GENERAL SECURITY AGREEMENT

                  THIS GENERAL SECURITY AGREEMENT ("Security Agreement"), made as of the 15th day of December, 2000, by Hotelworks.Com, Inc. f/k/a Hospitality Worldwide Services, Inc., having an address at 201 Alhambra Circle, Coral Gables, Florida 33134 ("Debtor"), in favor of HSBC Bank USA (formerly known as Marine Midland Bank), having an office at 140 Broadway, New York, New York 10005 ("Secured Party").

                  Debtor and Secured Party agree as follows:

                  1. SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest ("Security Interest") in the following property of Debtor (collectively, "Collateral") wherever located and whether now owned or hereafter acquired:

                  (a) All Accounts, Inventory, General Intangibles, Chattel Paper, Documents, Instruments and Investment Property, whether or not specifically assigned to Secured Party, including, without limitation, all Receivables and all Equipment, whether or not affixed to realty, and Fixtures.

                  (b) All guaranties, collateral, liens on, or security interests in, real or personal property, leases, letters of credit, and other rights, agreements, and property securing or relating to payment of Receivables.

                  (c) All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to Collateral.

                  (d) All monies, securities, and other property now or hereafter held, or received by, or in transit to, Secured Party from or for Debtor, and all of Debtor's deposit accounts, credits and balances with Secured Party existing at any time.

                  (e) All parts, accessories, attachments, special tools, additions, replacements, substitutions, and accessions to or for all of the foregoing.

                  (f) All Proceeds and products of all of the foregoing in any form, including, without limitation, amounts payable under any policies of insurance insuring the foregoing against loss or damage, and all increases and profits received from all of the foregoing.

                  (g) Notwithstanding anything to the contrary contained herein, the following property of Debtor is specifically excluded from
         Collateral: (i) the stock of Bekins Distribution Services, Inc. and any proceeds therefrom, and (ii) cash realized from collection of the Servico Receivables, to the extent such cash repays costs and expenses incurred by the Debtor in collecting the Servico Receivables as permitted by that certain Amended and Restated Agreement dated the date hereof between Debtor, Secured Party and Hospitality Restoration and Builders, Inc. ("HRB").

                  2. INDEBTEDNESS SECURED. The Security Interest secures payment of any and all indebtedness, and performance of all obligations and agreements, of Debtor to Secured Party ("Indebtedness"), whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, matured or unmatured, whether such Indebtedness was originally contracted with Secured Party or with another or others, whether or not such Indebtedness is evidenced by a negotiable or nonnegotiable instrument or other writing, whether such Indebtedness is contracted by Debtor alone or by Debtor jointly and severally with another or others, and whether such Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) Indebtedness arising in connection with that certain Term Note between Debtor and Secured Party, dated the date hereof ("Term Note"); (b) all interest which accrues on any such Indebtedness, until payment of such Indebtedness in full, including, without limitation, all interest provided for under the Term Note; (c) all other monies payable by Debtor, and all obligations and agreements of Debtor to Secured Party, pursuant to any other documents or agreements executed by Debtor in connection with or relating to the Term Note ("Transaction Documents"); (d) all debts owed, or to be owed, by Debtor to others which Secured Party has obtained, or may obtain, by assignment or otherwise; (e) all monies payable by any indorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any such Indebtedness ("Third Party"), and all obligations and agreements of any Third Party to Secured Party, pursuant to any of the Transaction Documents; (f) all fees payable by Debtor or any Third Party pursuant to the Term Note or any of the Transaction Documents; and (g) all extensions, renewals and replacements of all of the foregoing.

                  3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest and except as specified in an appropriate schedule hereto; (b) Debtor is authorized to enter into this Security Agreement; (c) Debtor does not operate under any other trade names, division names, assumed names or other names other than the venue of its subsidiaries, which are The Leonard Parker Company, Parker Reorder Online, Inc., HRB, and Bekins Distribution Services Co., Inc.; Debtor's business address and chief executive office are specified above; all of the Collateral and Debtor's records concerning the Collateral are kept at the address specified above; and (d) each Instrument and each Document constituting Collateral is genuine and in all material respects what it purports to be.

                  4. COVENANTS OF DEBTOR. So long as this Security Agreement is in effect, Debtor:

                  (a) will defend the Collateral against the claims and demands of all other parties, will keep the Collateral free from all security interests or other encumbrances, except the Security Interest and except as specified in an appropriate schedule hereto; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default as specified in paragraph 8 hereof Debtor may (i) sell, lease or otherwise dispose of Inventory in the ordinary course of Debtor's business, and (ii) sell other Collateral (other than the stock of any of Debtor's subsidiaries) as long as the net proceeds therefrom are applied against the Term Note; (b) will furnish to Secured Party financial statements in such form and at such intervals as set forth in paragraph 11(k) hereof; will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records, including, without limitation, records concerning the Collateral; at Secured Party's request, will mark any and all such books and records to indicate the Security Interest; will permit Secured Party or its agents during normal business hours, to inspect the Collateral and to audit and make extracts from or copies of such books and records and any of Debtor's ledgers, reports, correspondence or other books and records; and will duly account to Secured Party's satisfaction, at such time or times as Secured Party may reasonably require, for any of the Collateral; (c) will deliver to Secured Party upon reasonable request, all Documents and all Chattel Paper (duly indorsed to Secured Party) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof; (d) will notify Secured Party promptly in writing of any change in Debtor's business address or chief executive office, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure; (e) will keep the Collateral in good condition and repair ordinary wear and tear excluded; and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral; (f) will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against Debtor or any of Debtor's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment becoming due, if payment is made when due), provided, however, Debtor shall not be required to pay any such tax, assessment or other charge so long as its validity is being contested in good faith by appropriate proceedings diligently conducted; (g) will insure the Collateral against risks, in coverage, form and amount, and by insurer, reasonably satisfactory to Secured Party, and, at Secured Party's request, will cause each policy to be payable to Secured Party as an additional named insured or loss payee, as its interest may appear, and deliver each policy or certificate of insurance to Secured Party; provided that if insurance proceeds are received with respect to the destruction of any of the Debtor's

         Collateral, Debtor shall be entitled to utilize that portion of the insurance proceeds which are necessary to replace the destroyed Collateral; provided further, however, that if insurance proceeds are received with respect to the interruption of Debtor's business, Debtor shall be entitled to use that portion of the insurance proceeds which are necessary to continue to operate its business at a level no greater than operations existing at the time of such interruption; (h) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement; and
         (i) in connection herewith, will execute and deliver to Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as Secured Party may reasonably request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices reasonably requested by Secured Party; and will not, after the date hereof and without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured Party as secured party and (j) will not place the Collateral in any warehouse which may issue a negotiable document with respect thereto.

                  5. VERIFICATION OF COLLATERAL. Secured Party shall have the right to verify all or any Collateral in any manner and through any medium Secured Party may reasonably consider appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which Secured Party may reasonably require in connection therewith.

                  6.       NOTIFICATION AND PAYMENTS.

                  Upon the occurrence and continuation of an Event of Default, Secured Party may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to Secured Party. All payments on and from Collateral received by Secured Party directly from account debtors or from the Debtor shall be applied to the Indebtedness in such order and manner and at such time as Secured Party shall, in its sole discretion, determine. Secured Party may demand of Debtor in writing, before or after notification to Account Debtors and without waiving in any manner the Security Interest, that any payments on and from the Collateral received by Debtor: (i) shall be held by Debtor in trust for Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of Debtor; and (iii) shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand.

                  7. INCOME FROM AND INTEREST ON COLLATERAL CONSISTING OF INSTRUMENTS. Upon the occurrence and continuation of an Event of Default, Debtor will not demand or receive any income from or interest on such Collateral, and if Debtor receives any such income or interest without any demand by it, same shall be held by Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Debtor and shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of its receipt. Upon the occurrence and continuation of an Event of Default, Secured Party may apply the net cash receipts from such income or interest to payment of any of the Indebtedness, provided that Secured Party shall account for and pay over to Debtor any such income or interest remaining after payment in full of the Indebtedness.

                  8.       EVENTS OF DEFAULT.

                  (a) Any of the following events or conditions shall constitute an Event of Default hereunder: (i) an Event of Default as defined in the Term Note; (ii) the filing by or against Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by Debtor for the benefit of creditors; the appointment of a receiver or trustee for Debtor or for any assets of Debtor, including, without limitation, the appointment of or taking possession by a "custodian", as defined in the federal Bankruptcy Code; the making of any, or sending notice of any intended, bulk sale; or the institution by or against Debtor of any other type of insolvency proceeding (under the federal Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of, Debtor; (iv) the sale, assignment, transfer or delivery of all or substantially all of the assets of Debtor; the cessation by Debtor as a going business concern; the entry of a judgment against Debtor in an amount of $250,000 or more, other than a judgment for which Debtor is fully insured or bonded, if thirty (30) business days thereafter such judgment is not satisfied, vacated, bonded or stayed pending appeal;
         (v) if any certificate, written statement, representation, warranty or customary audit of its financial statements heretofore or hereafter furnished by Debtor, pursuant to or in connection with this Security Agreement or the other New Financing Agreements (including, without limitation, representations and warranties contained therein), or as an inducement to Secured Party to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or, if upon the date of execution of this Security Agreement, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation, warranty or audit, which change shall not have been disclosed in writing to Secured Party at or prior to the time of such execution; (vi) nonpayment by Debtor when due of any indebtedness for borrowed money owing to any third party in an amount in excess of $75,000 (excluding capital leases), or the occurrence of any event which results in acceleration of payment of any such indebtedness; (vii) nonpayment by Debtor within sixty (60) days of the due date thereof of any taxes, assessments, or other charges in an amount in excess of $50,000 of any nature which may be imposed, levied or assessed against Debtor or any of Debtor's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment becoming due, if payment is made when due), provided, however, Debtor shall not be required to pay any such tax, assessment or other charge so long as its validity is being contested in good faith by appropriate proceedings diligently conducted; or (viii) Debtor breaches any covenant or agreement contained in this Security Agreement.

                  (b) After the occurrence and continuation of an Event of Default, Secured Party, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind upon the happening of any event of default (other than an event of default under either paragraph 8(a)(ii) or (iii) hereof), or if Secured Party in good faith believes that the prospect of payment of all or any part of the Indebtedness or performance of Debtor's obligations under this Security Agreement or any other agreement now or hereafter in effect between Debtor and Secured Party is impaired. All or any part of any Indebtedness not payable on demand shall be immediately due and payable without demand or notice of any kind upon the happening of one or more events of default under paragraph 8(a)(ii) or (iii) hereof. The provisions of this paragraph are not intended in any way to affect any rights of Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

                  (c) Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party. Upon the occurrence and continuation of an Event of Default, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party, and Secured Party may use and operate the Collateral.

                  (d) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by certified mail, postage prepaid, at least five (5) days prior to such action, to Debtor's address specified above or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

                  (e) Debtor agrees to pay within three (3) business days after written demand all costs and expenses incurred by Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guaranty thereof, including, without limitation, if Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys' fees and expenses incurred by Secured Party. Payment of all sums hereunder is secured by the Collateral.

                  9.       MISCELLANEOUS.

                  (a) Debtor hereby authorizes Secured Party, at Debtor's expense, to file such financing statement or statements relating to the Collateral without Debtor's signature thereon as Secured Party at its option may deem appropriate, and appoints Secured Party as Debtor's attorney-in-fact (without requiring Secured Party) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral.

                  (b) After the occurrence and continuation of an Event of Default, Secured Party may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either Debtor's or Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Indebtedness or any part thereof; and may indorse Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.

                  (c) (i) As further security for payment of the Indebtedness, Debtor hereby grants to Secured Party a Security Interest in and lien on any and all property of Debtor which is or may hereafter be in the possession or control of Secured Party including, without limitation, all deposit and other accounts and all moneys owed by Secured Party to Debtor; and with respect to all of such property, Secured Party shall have the same rights hereunder as it has with respect to the Collateral. (ii) Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party at its sole election (and without notice to Debtor), may set off against the Indebtedness any and all moneys then owed to Debtor by Secured Party in any capacity, and Secured Party shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

                  (d) Upon Debtor's failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and Debtor shall pay an amount equal to the cost thereof to Secured Party on demand by Secured Party. Payment of all moneys hereunder shall be secured by the Collateral.

                  (e) Unless any instrument, document or agreement evidencing any Indebtedness expressly provides a rate for the accrual of interest after such Indebtedness becomes due, the rate at which interest on such Indebtedness shall accrue after such Indebtedness becomes due, whether by reason of default or otherwise and until such Indebtedness is paid in full, shall be the rate provided in such instrument, document, or agreement which is in effect immediately prior to such Indebtedness becoming due.

                  (f) No course of dealing between Debtor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Party hereunder are cumulative.

                  (g) Secured Party shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument or Chattel Paper constituting Collateral whether or not in Secured Party's possession. Secured Party shall not be responsible to Debtor for loss or damage resulting from Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Debtor waives protest of any Instrument constituting Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action taken by Secured Party.

                  (h) Debtor authorizes Secured Party, without notice or demand and without affecting Debtor's obligations hereunder, from time to time: (i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral or any collateral pledged by HRB) taken from any party for payment of the Indebtedness or any part thereof; (ii) to release, substitute or modify any obligation of any indorser, guarantor or other party in any way obligated to pay the Indebtedness or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Indebtedness or any part thereof; (iii) upon the occurrence of any Event of Default as hereinabove provided, to direct the order or manner of disposition of the Collateral and any and all other collateral and the enforcement of any and all indorsements, guaranties and other obligations relating to the Indebtedness or any part thereof, as Secured Party, in its sole discretion, may determine; and (iv) to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof.

                  (i) The rights and benefits of Secured Party hereunder shall, if Secured Party so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof, provided that interest was acquired pursuant to the terms of the Amended and Restated Agreement.

                  (j) Secured Party and Debtor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

                  (k) Debtor shall furnish to Secured Party: (i) within one hundred five (105) days after the end of each fiscal year, audited financial statements on a consolidated basis as of the end of such year, fairly presenting in all material respects Debtor's financial position, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period of Debtor's immediately preceding fiscal year, and which shall be prepared and audited by independent certified public accountants;
         (ii) within forty-five (45) days after the end of each quarter, financial statements of Debtor as of the end of such quarter, fairly presenting in all material aspects Debtor's financial position, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period from the end of the immediately preceding fiscal year to the end of such quarter; and (iii) such additional information as Secured Party may from time to time reasonably request regarding the financial and business affairs of Debtor.

                  (l) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made, except by a written agreement subscribed by a duly authorized officer of Secured Party and Debtor.

                  (m) THIS SECURITY AGREEMENT, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES
         OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

                  (n) All terms, unless otherwise defined in this Security Agreement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect.

                  (o) Upon the occurrence of an Event of Default, Debtor hereby irrevocably appoints Secured Party the Debtor's agent with full power, in the same manner, to the same extent and with the same effect as if Debtor were to do the same: to receive and collect all mail addressed to Debtor; to direct the place of delivery thereof to any location designated by Secured Party; to open such mail; to remove all contents therefrom; to retain all contents thereof constituting or relating to the Collateral; and to perform all other acts which Secured Party deems appropriate to protect, preserve and realize upon the Collateral. The agency hereby created is unconditional and shall not terminate until all of the Indebtedness is paid in full and until all commitments by Secured Party to lend funds to Debtor have expired or been terminated. This power of attorney shall not be affected by the subsequent disability or incompetence of Debtor.

                  (p) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until either (i) the Indebtedness is paid in full, or (ii) the officer in charge of the Lending Office, Department or Division of Secured Party indicated above shall actually receive from Debtor written notice of its discontinuance; provided, however, this Security Agreement shall remain in full force and effect thereafter until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If, after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Security Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  (q) DEBTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, MAY BE COMMENCED BY SECURED PARTY IN ANY COURT OF NEW YORK STATE IN NEW YORK COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                  (r) DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY DEBTOR OR SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO. DEBTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. DEBTOR ACKNOWLEDGES

         THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THIS JURY TRIAL WAIVER.


                                          DEBTOR:

                                          HOTELWORKS.COM INC. f/k/a
                                          HOSPITALITY WORLDWIDE SERVICES, INC.


                                          By: /s/ Douglas Parker
                                             -----------------------------------
                                                Name: Douglas Parker
                                                Title  President

STATE OF FLORIDA           )
COUNTY OF MIAMI            ) ss.:
          DADE             )

         On the 15th day of December in the year 2000, before me, the undersigned, personally appeared Douglas Parker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                       /s/ Mayra G. Grandio
                                       ---------------------------------------
                                                   Notary Public

                          [SEAL]                   MAYRA G. GRANDIO
                                              MY COMMISSION # CC 840799
                                              EXPIRES: August 28, 2003
                                        Bonded Thru Notary Public Underwriters

                                   EXHIBIT D

                    AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT ("Security Agreement"), made as of the 15th day of December, 2000, by Hospitality Restoration and Builders, Inc., having an address at 201 Alhambra Circle, Coral Gables, Florida 33134 ("Debtor"), in favor of HSBC Bank USA (formerly known as Marine Midland
Bank), having an office at 140 Broadway, New York, New York 10005 ("Secured Party"). This Security Agreement amends and restates, and supersedes and replaces in its entirety, but does not extinguish, the General Security Agreement, dated as of September 20, 1996, by Debtor in favor of Secured Party.

         Debtor and Secured Party agree as follows:

         1. SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest ("Security Interest") in the following property of Debtor (collectively, "Collateral") wherever located and whether now owned or hereafter acquired:

                  (a) All Accounts, General Intangibles, Chattel Paper, Documents and Instruments that arise in connection with the Servico Receivables (as defined in that certain Amended and Restated Agreement, dated the date hereof (the "Agreement"), among Secured Party, Debtor, and Hotelworks.Com, Inc. ("HWS")).

                  (b) All guaranties, collateral, liens on, or security interests in, real or personal property, leases, letters of credit, and other rights, agreements, and property securing or relating to the Servico Receivables.

                  (c) All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to the Servico Receivables.

                  (d) All monies, securities, and other property now or hereafter held, or received by, or in transit to, Secured Party from or for Debtor with respect to the Servico Receivables, but only to the extent payable to Secured Party under that certain Promissory Note of Debtor, dated the date hereof, in the principal amount of $4,585,000 (the "HRB Promissory Note") or that certain Guaranty dated the date hereof given by HRB in favor of the Secured Party ("Guaranty").

                  (e) All Proceeds of the Servico Receivables (as defined in the Agreement).

         2. INDEBTEDNESS SECURED. The Security Interest secures payment of any and all indebtedness, and performance of all obligations and agreements, of Debtor to Secured Party ("Indebtedness") under the HRB Promissory Note and the Guaranty, whether such Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) interest on the Indebtedness, if any, as provided in the HRB Promissory Note; (b) all fees payable by Debtor pursuant to the HRB Promissory Note and this Security Agreement; and (c) all extensions, renewals and replacements of all of the foregoing.

         3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest and except (i) for the priority claim of Debtor and HWS for reimbursement of costs and expenses for collection of the Servico Receivables, and (ii) the defenses and counterclaims asserted by the Servico Defendants in the Servico Litigation (as defined in the Agreement); (iii) excluding that certain judgment in favor of Millar Elevator Service Co. against Debtor in the amount of $113,062.00, entered on October 13, 2000 in New York County; and (iv) statutory liens of mechanics, material men, or other similar liens imposed by law; (b) Debtor is authorized to enter into this Security Agreement; (c) Debtor does not operate under any other trade names, division names, assumed names or other names; Debtor's business address and chief executive office are specified above; and all of the Collateral and Debtor's records concerning the Collateral are kept at the address specified above.

         4. COVENANTS OF DEBTOR. So long as this Security Agreement is in effect, Debtor:

                  (a) will defend the Collateral against the claims and demands of all other parties (provided that the Secured Party acknowledges that the Servico Receivables are currently subject to defenses and counterclaims, and the Debtor will only be required to take action consistent with past practices to defend such claims); will keep the Collateral free from all security interests or other encumbrances, except the Security Interest and as specified herein; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party; (b) will furnish to Secured Party statements in such form and at such intervals as set forth in paragraph 11(j) hereof; will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records, including, without limitation, records concerning the Collateral; at Secured Party's request, will mark any and all such books and records to indicate the Security Interest; will permit Secured Party or its agents, during normal business hours, to inspect the Collateral and to audit and make extracts from or copies of such books and records and any of Debtor's ledgers, reports, correspondence or other books and records; and will duly account to

Secured Party's reasonable satisfaction, at such time or times as Secured Party may reasonably require, for any of the Collateral; (c) will notify Secured Party promptly in writing of any change in Debtor's business address or chief executive office, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure; (d) will not, without Secured Party's written consent, make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on, Accounts, General Intangibles or Chattel Paper constituting Collateral (provided that Debtor shall be allowed to take such action without the written consent of Secured Party if Debtor is advised to do so by its counsel handling the Servico Litigation), and (e) in connection herewith, will execute and deliver to Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as Secured Party may reasonably request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices to be reasonably requested by Secured Party; and will not, without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured Party as secured party.

         5. VERIFICATION OF COLLATERAL. Secured Party shall have the right to verify all or any Collateral in any manner and through any medium Secured Party may reasonably consider appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which Secured Party may reasonably require in connection therewith.

         6.       NOTIFICATION AND PAYMENTS.

                  After the occurrence and continuation of an Event of Default as defined below, Secured Party may notify Servico of the Security Interest and may also direct Servico to make all payments on Collateral to Secured Party.
All payments on and from Collateral received by Secured Party directly or from Debtor shall be applied to the Indebtedness in such order and manner and at such time as Secured Party shall, in its sole discretion, determine. After the occurrence and continuation of an Event of Default, Secured Party may demand of Debtor in writing, before or after notification to Servico and without waiving in any manner the Security Interest, that any payments on and from the Collateral received by Debtor: (i) shall be held by Debtor in trust for Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of Debtor; and (iii) shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand.

         7.       Intentionally Omitted.

         8.       Intentionally Omitted.

         9.       Intentionally Omitted.

         10.      EVENTS OF DEFAULT.

                  (a) Any of the following events or conditions shall constitute an Event of Default hereunder: (i) an Event of Default as defined in the HRB Promissory Note; (ii) the filing by or against Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by Debtor for the benefit of creditors; the appointment of a receiver or trustee for Debtor or for any assets of Debtor, including, without limitation, the appointment of or taking possession by a "custodian", as defined in the federal Bankruptcy Code; the making of any, or sending notice of any intended, bulk sale; or the institution by or against Debtor of any other type of insolvency proceeding (under the federal Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of, Debtor; (iv) the sale, assignment, transfer or delivery of all or substantially all of the Servico Receivables, other than in connection with the Servico Litigation; (v) the entry of judgment against Debtor in an amount of $50,000 or more, excluding any judgment (a) against the Debtor arising from a claim of a subcontractor, which claim has been previously disclosed to the Bank in writing,
(b) for which Debtor is fully insured or bonded, (c) which is to be paid in full by Debtor from its share of the Proceeds of the Servico Receivables (as defined in the Agreement), or (d) if thirty (30) days thereafter such judgment is not satisfied, vacated, bonded or stayed pending appeal; (vi) if any certificate, written statement, representation, or warranty heretofore or hereafter furnished by Debtor in connection with the Agreement and with respect to the Servico Receivables, pursuant to or in connection with this Security Agreement and relating to the Collateral (including, without limitation, representations and warranties contained herein), or as an inducement to Secured Party to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or, if upon the date of execution of this Security Agreement, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, written statement, representation, or warranty, which change shall not have been disclosed in writing to Secured Party at or prior to the time of such execution; or (vii) nonpayment by Debtor within ninety (90) days of the due date thereof of any taxes, assessments, or other charges in an amount not less than $25,000 of any nature which may be imposed, levied or assessed against Debtor or any of Debtor's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment becoming due, if payment is made when due), provided, however, Debtor shall not be required to pay any such tax, assessment or other charge so long as its validity is being contested in good faith by appropriate proceedings diligently conducted.

                  (b) After the occurrence and continuation of an Event of Default, Secured Party, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind. The provisions of this paragraph are not intended in any way to affect any rights of Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

                  (c) Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party. Upon the existence or occurrence of an Event of Default, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party. Secured Party agrees not to exercise any rights or remedies with respect to the Collateral based solely on a default in payment under, or an acceleration of, that certain Term Note of HWS to Secured Party in the principal amount of $4,300,000 dated the date hereof.

                  (d) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by certified mail, postage prepaid, at least five (5) days prior to such action, to Debtor's address specified above or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

                  (e) Debtor agrees to pay within three business days after written demand, all costs and expenses incurred by Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guaranty thereof, including, without limitation, if Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys' fees and expenses incurred by Secured Party. Payment of all sums hereunder is secured by the Collateral.

         11.      MISCELLANEOUS.

                  (a) Debtor hereby authorizes Secured Party, at Debtor's expense, to file such financing statement or statements relating to the Collateral without Debtor's signature thereon as Secured Party at its option may deem appropriate, and appoints Secured Party as Debtor's attorney-in-fact (without requiring Secured Party) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral. This power of attorney shall not be affected by the subsequent disability or incompetence of Debtor.

                  (b) After an Event of Default Secured Party may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either Debtor's or Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Indebtedness or any part thereof; and may indorse Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.

                  (c) Upon Debtor's failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and Debtor shall pay an amount equal to the cost thereof to Secured Party on demand by Secured Party. Payment of all moneys hereunder shall be secured by the Collateral.

                  (d) Unless any instrument, document or agreement evidencing any Indebtedness expressly provides a rate for the accrual of interest after such Indebtedness becomes due, the rate at which interest on such Indebtedness shall accrue after such Indebtedness becomes due, whether by reason of default or otherwise and until such Indebtedness is paid in full, shall be the rate provided in such instrument, document, or agreement which is in effect immediately prior to such Indebtedness becoming due.

                  (e) No course of dealing between Debtor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Party hereunder are cumulative.

                  (f) Secured Party shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument or Chattel Paper constituting Collateral whether or not in Secured Party's possession. Secured Party shall not be responsible to Debtor for loss or damage resulting from Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Debtor waives protest of any Instrument constituting Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action taken by Secured Party.

                  (g) Debtor authorizes Secured Party, without notice or demand and without affecting Debtor's obligations hereunder, from time to time: (i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral) taken from any party for payment of the Indebtedness or any part thereof; (ii) to release, substitute or modify any obligation of any indorser, guarantor or other party in any way obligated to pay the Indebtedness or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Indebtedness or any part thereof; (iii) upon the occurrence of any Event of Default as hereinabove provided, to direct the order or manner of disposition of the Collateral and any and all other collateral and the enforcement of any and all indorsements, guaranties and other obligations relating to the Indebtedness or any part thereof, as Secured Party, in its sole discretion, may determine; and (iv) to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof.

                  (h) The rights and benefits of Secured Party hereunder shall, if Secured Party so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof.

                  (i) Secured Party and Debtor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

                  (j) Debtor shall furnish to Secured Party: (i) a monthly summary of its collection and/or litigation efforts with respect to the Servico Receivables within twenty (20) days after the end of each month provided that there is continuing activity during such month; and (ii) such additional information as Secured Party may from time to time reasonably request regarding the financial and business affairs of Debtor.

                  (k) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made, except by a written agreement subscribed by a duly authorized officer of Secured Party and Debtor.

                  (l) THIS SECURITY AGREEMENT, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

                  (m) All terms, unless otherwise defined in this Security Agreement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect.

                  (n) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be paid in full. If, after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Security Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  (o) DEBTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, MAY BE COMMENCED BY SECURED PARTY IN ANY COURT OF NEW YORK STATE IN NEW YORK COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                  (r) DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY DEBTOR OR SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO. DEBTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. DEBTOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THIS JURY TRIAL WAIVER.



         DEBTOR:

                           HOSPITALITY RESTORATION AND BUILDERS, INC.


                           By:  /s/  DOUGLAS PARKER
                              ---------------------------------------
                                     Name:  DOUGLAS PARKER
                                     Title  PRESIDENT

                                   EXHIBIT E

                         UNLIMITED CONTINUING GUARANTY


                  THIS UNLIMITED CONTINUING GUARANTY ("Guaranty"), made as of the 15th day of December, 2000, by Hospitality Restoration and Builders, Inc., a New York corporation, having an address at 201 Alhambra Circle, Coral Gables, Florida 33134 ("Guarantor"), in favor of HSBC Bank USA (formerly known as Marine Midland Bank), a bank organized under the laws of the State of New York, having an office at 140 Broadway, New York, New York 10005 ("Bank").

         1.       GUARANTY OF PAYMENT.

                  (a) Guarantor hereby unconditionally guarantees the full and prompt payment to Bank when due, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of Hotelworks.com, Inc. (f/k/a) Hospitality Worldwide Services, Inc. ("Debtor") to Bank.

                  (b)      As used in this Guaranty, "Indebtedness" shall mean
(a) indebtedness arising in connection with that certain Term Note between Debtor and Bank dated the date hereof ("Term Note") in the principal amount of $4,300,000.00; (b) all interest provided for under the Term Note; (c) all fees payable by Debtor pursuant to the Term Note; and (d) all extensions, renewals and replacements of all of the foregoing.

                  (c) Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the fact that Guarantor is a wholly-owned subsidiary of Debtor and is guarantying the indebtedness of Debtor pursuant to the terms and conditions contained herein for, inter alia, the benefits that Guarantor will receive by virtue of the financial accommodations being provided by Bank to Debtor, including, without limitation, any extension of credit or other financial accommodation, whether heretofore or hereafter made by Bank to Debtor, any extension, renewal or replacement of any Indebtedness, any forbearance with respect to any Indebtedness or otherwise, any cancellation of an existing guaranty; any purchase of any of Debtor's assets by Bank, or any other valuable consideration.

         2. BANK'S COSTS AND EXPENSES. Guarantor agrees to pay within three business days after written demand, all reasonable costs and expenses of every kind incurred by Bank: (a) in enforcing this Guaranty; and (b) in collecting any Indebtedness from Debtor or Guarantor pursuant to the terms and conditions of the Term Note and this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the reasonable attorneys' fees and expenses incurred by Bank in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

         3.       NATURE OF GUARANTY: CONTINUING, ABSOLUTE AND UNCONDITIONAL.

                  (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness (irrespective of the aggregate amount thereof), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, endorsement, or other agreement in connection with the Indebtedness, or in connection with any other indebtedness or liability to Bank, or collateral held by Bank therefor or with respect thereto, whether or not furnished by Guarantor. This Guaranty and Guarantor's obligations hereunder shall not be modified, terminated, impaired or in any way affected by the execution, delivery or performance by Guarantor, Debtor or any other person of any other guaranty, endorsement or other agreement or the delivery of collateral therefor. Until the Indebtedness has been satisfied in full Guarantor agrees not to assert any remedy or other right which Guarantor might now have or hereafter acquire against Debtor or any other person that is primarily or contingently liable for the Indebtedness including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank against Debtor or any collateral therefor which Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute, or common law.

                  (b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and Bank. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of Bank including, without limitation, representations to make loans to Debtor or enter into any other agreement with Debtor or Guarantor. No modification or amendment of any provision of this Guaranty and no waiver of any right by Bank shall be effective unless in writing and signed by a duly authorized officers of the Bank and the Guarantor.

         4.       CERTAIN RIGHTS AND OBLIGATIONS.

                  (a) Guarantor authorizes Bank, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof or any negotiable instrument or other writing intended by any party to create an accord and satisfaction with respect to the Indebtedness or any part thereof, and to discharge, terminate, release, substitute, replace or modify any such obligation of any such endorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, person or entity; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as Bank, in its sole discretion, may deem appropriate, provided such actions are in accordance with security agreements among the parties, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Bank, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise).

                  (b)      If an Event of Default (as defined under the Term
Note) shall occur and be continuing with respect to the Indebtedness, Guarantor hereby agrees to pay the same in full: (i) without deduction by reason of any setoff, defense or counterclaim of Debtor; (ii) without requiring protest, presentment or notice of nonpayment or notice of default to Guarantor, to Debtor or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Bank to resort first to Debtor (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral that the Bank may hold; (v) without requiring notice of acceptance hereof or assent hereto by Bank; and (vi) without requiring notice that any Indebtedness has been incurred or of the reliance by the Bank upon this Guaranty; all of which Guarantor hereby waives.

                  (c) Guarantor's obligations hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any Indebtedness or Guarantor's obligations hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien; (iii) any taking, holding, continuation, collection, modification, leasing, impairment, surrender or abandonment of, or any failure to protect, preserve or insure, any such collateral; (iv) any delay in the exercise or waiver of, any failure to exercise, or any forbearance in the exercise of, any right or remedy of Bank or any person (including, without limitation, those remedies described in Section 4(c)(iii) of this Guaranty) against Guarantor, Debtor or any person or relating to the Indebtedness or any part thereof or the collateral therefor; (v) failure of Guarantor to receive notice of any intended disposition of such collateral; (vi) any defense arising by reason of the cessation from any cause whatsoever of liability of Debtor including, without limitation, any failure, delay, waiver, forbearance, negligence or omission by Bank (other than gross negligence or willful misconduct by Bank) in enforcing its claims against Debtor or any collateral therefor including, without limitation, any failure to make, prove, or vote any claim relating to the Indebtedness or any collateral therefor in any case or proceeding pursuant to the Federal Bankruptcy Code or any similar law, or any satisfaction of the Indebtedness or any part thereof by reason of the failure of Bank to recover against any collateral therefor or the failure of

Bank to obtain a judgment for any deficiency; (vii) any release, settlement, composition, adjustment, compromise, replacement, cancellation, discharge, assignment, sale, exchange, conversion, participation or other transfer or disposition of any obligation of Debtor or of any collateral therefor; (viii) the invalidity or unenforceability of any of the Indebtedness; (ix) the creation of any security interest, lien or other encumbrance in favor of any person other than Bank; (x) any refusal or failure of Bank or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Debtor or Bank's or any other party's receipt of notice of such refusal or failure; (xi) any refusal or failure of Bank or any other person to provide to Guarantor any information relating to Debtor, any other guarantor, endorser, or any person or entity who has given any collateral as security for the payment of the Indebtedness or any information relating to Debtor's, or such guarantor's, endorser's, person's or entity's financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; (xii) any change in the ownership or membership of Guarantor or Debtor; (xiii) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Debtor or any person in any way related to the Indebtedness or a part thereof or any collateral therefor; or (xiv) any other thing or circumstance which might otherwise constitute a defense to Guarantor's obligation hereunder.

         5.       INTENTIONALLY OMITTED.

         6.       INTENTIONALLY OMITTED.

         7. TERMINATION. This Guaranty shall remain in full force and effect as to Guarantor until either (a) the Indebtedness shall have been paid in full, or (b) the officer in charge of the Lending Office, Department or Division of Bank indicated above shall actually receive from such Guarantor written notice of its discontinuance, provided, however, this Guaranty shall remain in full force and effect thereafter until all Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Bank, and any extensions, renewals or replacements thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be paid in full. Guarantor agrees that, to the extent that Debtor makes a payment or payments to Bank on the Indebtedness, or Bank receives any proceeds of collateral to be applied to the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Debtor, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by Bank in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by Bank against Guarantor under this Guaranty. Guarantor shall defend and indemnify Bank of and from any claim or loss under this paragraph including actual attorneys' and paralegals' fees and expenses in the defense of any such action or suit.

         8.       INTENTIONALLY OMITTED.

         9.       INTENTIONALLY OMITTED.

         10.      MISCELLANEOUS.

                  (a) "Debtor" and "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or a substantial part of the business or assets of Debtor or Guarantor shall have been transferred including, without limitation, a debtor in possession under the Federal Bankruptcy Code; (ii) in the case of a partnership Debtor or Guarantor, any new partnership that shall have been created by reason of the admission of any new partner or partners therein or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate Debtor or Guarantor, any other corporation into or with which Guarantor or Debtor (if Debtor is a corporation) shall have been merged, consolidated, reorganized, or absorbed.

                  (b) Guarantor's obligation hereunder is to pay the Indebtedness in full when due according to its terms, and shall not be affected by any extension of time for payment by Debtor, any bar to the enforceability of the Indebtedness, or any limitation on the right to attorneys' fees, resulting from any proceeding under the Federal Bankruptcy Code or any similar law. Guarantor's obligations under this Guaranty shall also include payment of interest, to the extent set forth in the New Financing Agreements, accrued on the Indebtedness before or after a filing of a petition under the bankruptcy laws and interest on, and principal of, loans made to the debtor in possession after the filing of such a petition by or against Debtor.

                  (c) No course of dealing or usage of trade, and no oral or written representations or agreements, between Debtor or Guarantor and Bank, whether or not relied on or acted upon, and no act, delay or omission by Bank in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by Bank at any time shall not operate as a waiver in the future of the Bank's right to exercise any right or remedy without notice or demand. Bank may remedy any default by Debtor under any agreement with Debtor or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. After Debtor's failure to pay the Indebtedness in full in accordance with the terms of the New Financing Agreements (as defined in the Agreement), or any part thereof, Bank may exercise against Guarantor each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation. All rights and remedies of Bank hereunder are cumulative.

                  (d) Subject to the right of first refusal set forth in Amended and Restated Agreement ("Agreement") dated the date hereof among Bank, the undersigned and the Debtor, Bank's rights and remedies under this Guaranty are assignable and any participation may be granted by Bank herein in connection with the assignment or granting of a participation by Bank in the Indebtedness or any part thereof. "Bank" as used herein shall include the successors and assigns of Bank.

                  (e) Captions of the sections of this Guaranty are solely for the convenience of Bank and Guarantor, and are not an aid in the interpretation of this Guaranty.

                  (f) GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THIS GUARANTY MAY BE COMMENCED IN ANY COURT OF NEW YORK STATE IN NEW YORK COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                  (g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective.

                  (h) Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against Debtor relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action or other proceeding against the Guarantor in connection with this Guaranty whether or not Guarantor had notice of, or consented to, such payment or act.

                  (i) Any demand for payment against Guarantor made by Bank under this Guaranty shall be in writing and delivered in person or by first class mail postage prepaid at the Guarantor's address first written above, and shall be deemed received upon delivery.

                  (j) THIS GUARANTY, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

                  (k) GUARANTOR AND BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR OR BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF BANK HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, THAT BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

                  (l) Notwithstanding anything to the contrary herein or in the other New Financing Agreements, and subject to the terms and conditions set forth in the Amended and Restated Security Agreement dated the date hereof between the Bank and the undersigned, Bank agrees that it shall have no recourse to any property or assets of the undersigned, except for the Servico Receivables (as defined in the Agreement) for any amounts which become due under this Guaranty and the other New Financing Agreements, and that none of the property or assets of the undersigned other than the Servico Receivables shall be subject to levy, execution or other enforcement procedure for any payment or other amount required to be made hereunder, plus any and all actual out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Bank; provided, however, that the Bank's recourse against the undersigned shall not be limited if and to the extent the default relates to fraud, material misrepresentation or material omission of fact in any document submitted or executed by the undersigned with respect to the New Financing Agreements and occurring on or after the date hereof. The foregoing provisions shall not (i) constitute a waiver of any obligation evidenced by this Guaranty or the Agreement, (ii) limit the right of the holder of this Guaranty, upon the occurrence and continuation of an Event of Default, to name the undersigned as a party defendant in any action or suit for judicial foreclosure and sale under this Guaranty or the Agreement or any action or proceeding hereunder or thereunder so long as no judgment in the nature of a deficiency judgment shall be asked for or taken against the undersigned, (iii) affect in any way the validity of any guaranty from any person of all or any of the obligations evidenced and secured by this Guaranty, the Promissory Note in the original principal amount of $4,300,000.00 dated of even date herewith by HWS in favor of the Bank ("HWS Note") or the Agreement, or the rights of the Bank in connection with such guaranty to look to the property and assets of any guarantor to the extent provided in such guaranty, (iv) release or impair this Guaranty or the lien on the Servico Receivables, or (v) prevent or in any way hinder the Bank from exercising or constitute a defense, an affirmative defense, a counterclaim or other basis for relief in respect of the exercise of, any other remedy against the Servico Receivables, this Guaranty or as prescribed by law or in equity in case of an Event of Default. Nothing herein shall be deemed to be a waiver of any right which the Bank may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 or any successor thereto or similar provisions under applicable state law to file a claim for the full amount of the debt owing to the Bank by the undersigned or to require that the Servico Receivables shall continue to secure all of the indebtedness owing to the Bank in accordance with this Guaranty, the Agreement and any documents delivered pursuant to the Agreement.

                                    HOSPITALITY RESTORATION AND BUILDERS, INC.


                                    By:  /s/  DOUGLAS PARKER         PRESIDENT
                                       ----------------------------------------
                                                                     (title)

STATE OF FLORIDA       )
                       ) ss.:
COUNTY OF MIAMI        )
          DADE



         On the 15th day of December in the year 2000, before me, the undersigned, personally appeared DOUGLAS PARKER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    /S/  MAYRA G. GRANDIO
                                    ----------------------------
                                            Notary Public


                                             MAYRA G. GRANDIO
                          [LOGO]         MY COMMISSION # CC 840799
                                          EXPIRES: August 28, 2003
                                    Bonded Thru Notary Public Underwriters

                                   EXHIBIT F

                  REGISTRATION RIGHTS AND INVESTMENT AGREEMENT

         THIS REGISTRATION RIGHTS AND INVESTMENT AGREEMENT ("Agreement") is made and entered into as of December 15, 2000, between HOTELWORKS.COM, INC., a New York corporation (the "Company"), and HSBC BANK USA, formerly known as Marine Midland Bank (the "Holder").

                                    RECITALS

         A. The Company and the Holder have entered into that certain Amended and Restated Agreement (the "Amended and Restated Agreement"), dated the date hereof, and other related documents, evidencing the amendment and restatement of various financing arrangements previously in effect between the Company and Holder (collectively, the "New Financing Agreements").

         B. As part of the New Financing Agreements, the Company will issue 1,000,000 shares of preferred stock to the Holder, the terms of which are set forth in the Certificate of Amendment of the Certificate of Incorporation of Hotelworks.com, Inc. to be filed with the New York Department of State (the "Articles of Amendment").

         C. Terms used herein and not defined herein shall have the meanings attributed thereto in the Articles of Amendment.

         D. The Preferred Shares are convertible into shares of common stock, $0.01 par value per share (the "Common Stock") of the Company.

         E. The shares of Common Stock to be issued upon conversion of the Preferred Shares are referred to herein as the "Restricted Shares."

         F. The Company has agreed to provide certain registration rights with respect to the Restricted Shares as set forth in this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and in the New Financing Agreements, the parties agree as follows:

         1.       Registration Rights.

                  (a) Filing of Registration Statement. Provided that the Company is eligible to file a registration statement under the rules and regulations of the Securities Act of 1933, as amended (the "Securities Act") and subject to the limitations and other terms set forth in this Agreement, the Company shall use its commercially reasonable efforts to prepare, file and have declared effective no later than the one-year anniversary date of this Agreement, a registration statement under the Securities Act to conduct the registration of discretionary sales of the Restricted Shares for cash by the Holder from time to time. The registration statement shall be on Form S-3 if the Company is eligible to use Form S-3 and, if Form S-3 is not then available to conduct such registration, then the registration statement shall be on Form S-1 or such other Form (as reasonably determined by the Company) as may then be permissible for the Company (such registration statement, on whatever Form it is filed, is sometimes referred to herein as the "Registration Statement"). The Company shall be entitled to postpone (upon written notice to the Holder) for up to sixty days the filing or the effectiveness of the Registration Statement if the Company's Board of Directors determines in good faith and in its reasonable judgment that such offering would have a material adverse effect on any proposal or plan by the Company to engage in any material acquisition or disposition of assets or any material merger, consolidation, tender offer or other similar transaction. The Company shall be entitled to exercise such right of postponement only once.

                  (b) The Company shall use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act and to remain effective for a period of not less than six years from the date of issuance of the Preferred Shares (or such earlier date (i) when the Holder ceases to own any Restricted Shares or Preferred Shares, or (ii) the Restricted Shares may be sold by the Holder pursuant to Rule 144(k) of the Securities Act). Following such time, the Company may take steps to withdraw the Registration Statement from the Securities and Exchange Commission (the "Commission").

                  (c) Certain Disclosures in Registration Statement. Unless the Company is advised otherwise in writing by the Holder, the Company may assume and rely on the following information (and the Registration Statement may reflect such information): (i) that the name of the Holder is the name in which the Holder's Restricted Shares are registered in the Company's stock records, and (ii) the Holder does not own (beneficially or of record) any shares of Common Stock other than the Holder's Restricted Shares (the definition of "beneficial ownership" for purposes of this clause (ii) includes the definitions set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), and (iii) the Restricted Shares offered or sold pursuant to the Registration Statement will be offered and sold only for cash in "brokers' transactions" or other transactions satisfying the requirements of paragraph (f) of Rule 144 under the Securities Act. Each Holder hereby agrees (x) to promptly notify the Company in writing if at any time any of the foregoing statements about the Holder are not true and provide to the Company the necessary information and qualifications to correct such statements, and (y) to provide any other information that the Company may request regarding such Holder that is required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement.

                  (d) Other Registration Requirements. Notwithstanding any provision of this Agreement to the contrary, the Holder may not include any Restricted Shares in any registration statement required or contemplated under this Agreement unless the Holder timely delivers to the Company all information required to be disclosed in the Registration Statement about such Holder and its shares of Common Stock.

         2. Certain Registration Procedures. After the Company has filed the Registration Statement pursuant to the provisions of Section 1, and subject to the other terms and conditions of this Agreement, the Company will at its sole expense:

                  (a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period required hereunder and to comply with the provisions of the Securities Act applicable to the Company with respect to the sale or other disposition of the securities covered by such Registration Statement;

                  (b) furnish to the Holder such number of copies of the prospectus contained in the Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, as the Holder may reasonably request;

                  (c) use its commercially reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as the Holder shall reasonably request, if the proposed offering is not otherwise exempt in such jurisdictions (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process or to qualify as a broker or dealer in securities), and do such other reasonable acts and things as may be required of it to enable the Holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement; and

                  (d) promptly notify in writing the Holder and each underwriter of the happening of any event, during the period of distribution, as a result of which the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the Holder and/or the underwriters, as appropriate, with revised or supplemental prospectuses and if so requested by the Company to the Holder in writing, the Holder shall promptly take action to cease making any offers or sales of the Restricted Shares until receipt and distribution of such revised or supplemental prospectuses).

                  (e) provide a draft Registration Statement to Holder no less than ten (10) days prior to the date the Company files such Registration Statement.

                  (f) use its reasonable efforts to list the Restricted Shares covered by the Registration Statement with all securities exchange(s) and or markets in which the Common Stock is then listed, and prepare and file any required additional listing applications with the American Stock Exchange or any other exchange or market where shares of the Common Stock are traded.

         3. Expenses. All expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees (including expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the

Company, and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Company. The Company shall not be liable for any sales fees, discounts or commissions to any underwriter or any sales fees or disbursements of counsel for Holder in respect of the Restricted Securities sold by Holder, which amounts shall be paid by the Holder.

         4. Certain Limitations on Registration Rights. The Company's obligations under Section 1 are expressly conditioned upon the Holder furnishing to the Company in writing such information concerning the Holder and such Holder's controlling persons and the terms of such Holder's proposed offering of Restricted shares as the Company or the managing underwriter, if any, shall reasonably request for inclusion in the applicable registration statement.

         5.       [INTENTIONALLY OMITTED]

         6.       Representations of Holder.

                  (a) The Holder is acquiring the Preferred Shares and the Common Stock issuable upon conversion of the Preferred Shares (collectively the "Securities") for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Securities Act, and the Holder has no present or presently contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the distribution thereof.

                  (b) The Holder understands that because the Securities have not been registered under the Securities Act, it cannot dispose of any or all of the Securities unless the relevant shares are subsequently registered under the Securities Act or exemptions from such registration are available. The Holder understands that each certificate representing the Securities will bear the following legend or one substantially similar thereto:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Act or an opinion of counsel satisfactory to the Company is obtained to the effect that an exemption from such registration requirements is available.

                  (c) The Holder is sufficiently knowledgeable and experienced in the making of investments so as to be able to evaluate the risks and merits of its investment in the Company, and is able to bear the economic risk of loss of its investment in the Company.

                  (d) The Holder has been advised that the Securities have not been registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Securities is relying upon, among other things, the representations and warranties of the Holder contained in this Section 6.

                  (e) The Holder acknowledges receipt of the Incorporated Documents (and any other documents filed with the Commission previously requested by the Holder).

                  (f) The Holder has been afforded the opportunity to ask questions of, and receive answers from, the Company and all of its executed officers and directors and to obtain any additional information, to the extent that the Company possesses such information or could have acquired it, necessary to verify the accuracy of the information contained in any documents delivered to the Holder concerning the Company and has in general had access to all information the Holder deemed material to an investment decision with respect to the acquisition of the Securities.

                  (g) The Holder is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

                  (h) As used herein, "Incorporated Documents" shall mean the Company's most recent Annual Report on Form 10-K filed with the Commission and each Form 10-Q Quarterly Report and each Current Report on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates, including any amendments thereto.

         7.       Indemnification

                  (a) In connection with any registration of Restricted Shares under the Securities Act pursuant to this Agreement, to the extent permitted by law, the Company shall indemnify and hold harmless the Holder of Restricted Shares, each underwriter, broker or any other person acting on behalf of the Holder of Restricted Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares each as prepared by the Company incident to such registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required by the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the Holder of Restricted Shares, such underwriter, such broker or such other persons acting on behalf of the Holder of Restricted Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claims, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action; provided, further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said Registration Statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Restricted Shares in reliance upon and in conformity with written information furnished to the Company specifically for use in the preparation thereof; and provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any investor, underwriter, broker or other person acting on behalf of Holder of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expenses purchased the Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such investor, underwriter, broker or other person acting on behalf of Holder of the Restricted Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Restricted Shares to such person.

                  (b) In connection with any registration of Restricted Shares under the Securities Act pursuant to this Agreement to the extent permitted by law, each Holder of Restricted Shares shall severally and jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Holder of Restricted Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished by such Holder of Restricted Shares to the Company or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this section. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this section. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

                  (d) If the indemnification provided in this section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions, which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable consideration referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

         8.       Miscellaneous.

                  (a) Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in the New Financing Agreements.

                  (b) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Holder's rights hereunder may be assigned or transferred in Holder's sole discretion without the written consent of the Company; provided that Holder's assignment or transfer complies with the notice and right of first refusal provisions contained in the Amended and Restated Agreement.

                  (c) Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  (d) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) Entire Agreement. This Agreement, together with the New Financing Agreements, are intended by the parties as a final expression of their agreements and intended to be a complete exclusive statement of all agreements and understandings of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  (f) Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately, constitute one agreement.

         9. Right to Minutes of Meetings. The Company shall, from the date of this Agreement and so long as Holder owns or holds any Preferred Shares, provide Holder, its successors and/or assigns, a copy of the minutes of each and every meeting of the Company's Board of Directors and/or shareholders within 30 days of such meeting.

         IN WITNESS WHEREOF, the Company and Holder have executed this Registration Rights and Investment Agreement as of the date first above written.


                                    HOTELWORKS.COM, INC.


                                    By: /s/ DOUGLAS PARKER
                                       ---------------------------------
                                            President



                                    HSBC BANK USA


                                    By: /s/ JOSEPH E. SALONIA  VP
                                       ---------------------------------
                                            JOSEPH E. SALONIA
                                            Vice President

                                   EXHIBIT G

                         PLEDGE AND IRREVOCABLE PROXY
                              SECURITY AGREEMENT
                           (Including Control Stock)


         Pledge and Irrevocable Proxy Security Agreement ("Security Agreement") dated December 15, 2000 by Hotelworks.com, Inc. f/k/a, Hospitality Worldwide Services, Inc., a New York corporation, having an office at 201 Alhambra Circle, Coral Gables, Florida 33134 ("Pledgor"), in favor of HSBC Bank USA, a bank organized under the laws of the State of New York, having an office at 140 Broadway, New York, New York 10005 ("Secured Party").

         Pledgor and Secured Party agree as follows:

         1.       SECURITY INTEREST.

                  In consideration of any loan, extension of credit heretofore or hereafter made by Secured Party to Pledgor and/or any extension or modification thereof, Pledgor hereby pledges, transfers and assigns to Secured Party and grants to Secured Party a security interest ("Security Interest") in the following described personal property, in all increases or profits received therefrom, in all substitutions therefor, and in all Proceeds thereof in any form including WITHOUT LIMITATION, all property described in any schedule from time to time delivered by Pledgor to Secured Party ("Collateral"):

         (a) 100 shares of the capital stock of The Leonard Parker Company ("LPC") represented by Certificate(s) No. 2 issued by LPC;

         (b) 100 shares of the capital stock of Parker Reorder Online, Inc. ("PRC") represented by Certificate(s) No. 2 issued by PRC; and

         (c) 200 shares of the capital stock of Hospitality Restoration and Builders, Inc. ("HRB") represented by Certificate(s) No. 2 issued by HRB.

                  LPC, PRC, and HRB are each referred to herein as a "Company."

         2.       INDEBTEDNESS SECURED.

                  The Security Interest secures payment of any and all indebtedness, and performance of all obligations and agreements, of Pledgor to Secured Party ("Indebtedness"), whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, matured or unmatured, whether such Indebtedness was originally contracted with Secured Party or with another or others, whether or not such Indebtedness is evidenced by a negotiable or non-negotiable instrument or other writing, whether such Indebtedness is contracted by Pledgor alone or jointly and severally with another or others, and whether such Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) Indebtedness arising in connection with that certain Term Note between Debtor and Secured Party dated the date hereof (the "Note");
(b) all interest which accrues on any such Indebtedness, until payment of such Indebtedness in full, including, without limitation, all interest provided for under the Note; (c) all other monies payable by Pledgor, and all obligations and agreements of Pledgor to Secured Party, pursuant to any other documents or agreements executed by Pledgor in connection with or with or relating to the Note ("Transaction Documents"); (d) all fees payable by Pledgor pursuant to the Note or any of the Transaction Documents; and (e) all extensions, renewals and replacements of all of the foregoing.

         3.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR.

                  Pledgor represents and warrants and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) each Instrument and Document of Title constituting Collateral is genuine and in all respects what it purports to be; (b) Pledgor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest; and (c) Pledgor is authorized to enter into this Security Agreement.

         4.       IRREVOCABLE PROXY.

                  Pledgor irrevocably constitutes and appoints Secured Party after the occurrence and continuation of an Event of Default, whether or not the Collateral has been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same: (a) to attend all meetings of stockholders of each Company held from the date hereof and to vote the Collateral at such meeting in such manner as Secured Party shall, in its sole discretion, deem appropriate, including, without limitation, in favor of the liquidation of such Company; (b) to consent, in the sole discretion of Secured Party to any and all action by or with respect to each Company for which the consent of the stockholders of such Company is or may be necessary or appropriate; and (c) without limitation, to do all things which Pledgor can or could do as a stockholder of each Company, giving to Secured Party full power of substitution and revocation; PROVIDED, HOWEVER, that this proxy shall not be exercisable by Secured Party and Pledgor alone shall have the foregoing powers (whether or not the Collateral has been transferred into the name of Secured Party or its nominee) until Secured Party has given to Pledgor written notice of Secured Party's election to exercise this proxy and either (i) all or any part of any Indebtedness has been declared by Secured Party to be, or has become, immediately due and payable as provided in paragraph 9(b) hereof, or (ii) demand for payment has been made respecting any Indebtedness which is payable on demand; provided, further, that Secured Party may, at its option upon notice to Pledgor, elect to postpone having this proxy become exercisable notwithstanding the occurrence of any event described in this sentence which would otherwise cause this proxy to become exercisable. This proxy shall terminate when this Security Agreement is no longer in full force and effect as hereinafter provided. Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Security Agreement is no longer in full force and effect as hereinafter provided.

         5.       COVENANTS OF PLEDGOR.

                  So long as this Security Agreement is in effect, Pledgor: (a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest; and will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party provided that, Pledgor may sell the Collateral on prior written consent of the Secured Party as long as the net proceeds therefrom are applied against the Note; (b) will notify Secured Party promptly in writing of any change in Pledgor's address, specified above; (c) in connection herewith, will execute and deliver to Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as Secured Party may reasonably request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices reasonably requested by Secured Party; and (d) will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against the Collateral.

         6.       REGISTERED HOLDER OF COLLATERAL.

                  Upon the occurrence and continuation of an Event of Default, Pledgor authorizes Secured Party to transfer the Collateral or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear on record as the sole owner thereof; provided that so long as no event of default has occurred, Secured Party shall deliver promptly to Pledgor all notices, statements or other communications received by it or its nominee as such registered owner, and upon demand and receipt of payment of necessary expenses thereof, shall give to Pledgor or its designee a proxy or proxies to vote and take all action with respect to such securities. After the occurrence of any event of default, Pledgor waives all rights to be advised of or to receive any notices, statements or communications received by Secured Party or its nominee as such record owner, and agrees that no proxy or proxies given by Secured Party to Pledgor or its designee as aforesaid shall thereafter be effective.

         7.       INCOME FROM AND INTEREST ON COLLATERAL.

                  (a) Until the occurrence and continuation of an Event of Default, Pledgor reserves the right to receive all income from or interest on the Collateral, and if Secured Party receives any such income or interest prior to such Event of Default, Secured Party shall pay the same promptly to Pledgor.

                  (b) Upon the occurrence and continuation of an Event of Default, Pledgor will not demand or receive any income from or interest on the Collateral, and if Pledgor receives any such income or interest without any demand by it, same shall be held by Pledgor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Pledgor and shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of its receipt. Secured Party may apply the net cash receipts from such income or interest to payment of any of the Indebtedness, provided that Secured Party shall account for and pay over to Pledgor any such income or interest remaining after payment in full of the Indebtedness.

         8.       INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS.

                  (a) Upon the occurrence and continuation of an Event of Default, Pledgor authorizes Secured Party: (i) to receive any increases in or profits on the Collateral (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, any Company; to surrender the Collateral or any part thereof in exchange therefor; and to hold the net cash receipts from any such payment or distribution as part of the Collateral.

                  (b) Upon the occurrence and continuation of an Event of Default, if Pledgor receives any such increase, profits, payments or distributions, Pledgor will receive and deliver same promptly to Secured Party on the same terms and conditions set forth in paragraph 7(b) hereof respecting income and interest, to be held by Secured Party as part of the Collateral.

         9.       EVENTS OF DEFAULT.

                  (a) Any of the following events or conditions shall constitute an Event of Default hereunder: (i) an Event of Default as defined in the Note; (ii) the filing by or against any Company of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by any Company for the benefit of creditors; the appointment of a receiver or trustee for any Company or for any assets of any Company, including, without limitation, the appointment of or taking possession by a "custodian", as defined in the federal Bankruptcy Code; the making of any, or sending notice of any intended, bulk sale; or the institution by or against any Company of any other type of insolvency proceeding (under the federal Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of, any Company; (iv) the sale, assignment, transfer or delivery of all or substantially all of the assets of any Company; the cessation by any Company as a going business concern other than HRB; the entry of judgment against any Company in an amount of $250,000 or more, other than a judgment for which Pledgor or any Company, as the case may be, is fully insured or bonded, if thirty (30) business days thereafter such judgment is not satisfied, vacated, bonded or stayed pending appeal; (v) the occurrence of any event described in paragraph 9(a)(ii), (iii), or (iv) hereof with respect to Pledgor or any indorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any Indebtedness ("Third Party"), or the occurrence of any such event with respect to any general partner of any Company, if any Company is a partnership; (vi) if any certificate, written statement, representation, warranty or customary audit of its financial statements heretofore or hereafter furnished by Pledgor, or any Company, pursuant to or in connection with this Security Agreement or the other New Financing Agreements (including, without limitation, representations and warranties contained herein), or as an inducement to Secured Party to extend any credit to or to enter into this or any other agreement with respect to any Indebtedness, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or to have omitted any substantial contingent or unliquidated liability or claim against Pledgor, or any Company; or, if upon the date of execution of this Security Agreement, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation, warranty or audit, which change shall not have been disclosed in writing to Secured Party at or prior to the time of such execution; (vii) nonpayment by any Company when due of any indebtedness for borrowed money owing to any third party in an amount in excess of $75,000 (excluding capital leases), or the occurrence of any event which results in acceleration of payment of any such indebtedness;
(viii) the reorganization, merger or consolidation of any Company (or the making of any agreement therefor) without the prior written consent of Secured Party except for any merger among or between any of the Companies wherein a Company is the surviving entity; (ix) nonpayment by any Company within sixty
(60) days of the due date thereof of any taxes, assessments, or other charges in an amount not less than $50,000 of any nature which may be imposed, levied or assessed against any Company or any of such Company's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment becoming due, if payment is made when due), provided, however, no Company shall be required to pay any such tax, assessment or other charge so long as its validity is being contested in good faith by appropriate proceedings diligently conducted; or (x) there shall be a breach of any covenant or agreement contained in this Security Agreement.

                  (b) After the occurrence and continuation of an Event of Default, Secured Party, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind. The provisions of this paragraph are not intended in any way to affect any rights of Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

                  (c) Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Pledgor or any Company and Secured Party.

                  (d) Pledgor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Pledgor if such notice is mailed by certified mail, postage prepaid, at least five (5) days prior to such action, to Pledgor's address specified above or to any other address which Pledgor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Pledgor.

                  (e) Pledgor agrees to pay within three business days after written demand all reasonable costs and expenses incurred by Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guaranty thereof, including, without limitation, if Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys' fees incurred by Secured Party. Payment of all moneys hereunder is secured by the Collateral.

         10.      MISCELLANEOUS.

                  (a) Pledgor authorizes Secured Party, without notice or demand and without affecting Pledgor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof provided that Pledgor has agreed in a signed writing to such change;
(ii) to take from any party and hold collateral (other than the Collateral or any other Collateral pledged by HRB) for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or any part thereof;

(iii) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof and to release, substitute or modify any such obligation of any such indorser or guarantor, or any party who has given any security interest in any other collateral as security for the payment of the Indebtedness or any part thereof, or any other party in any way obligated to pay the Indebtedness or any part thereof; (iv) upon the occurrence of any Event of Default as hereinabove provided, to direct the order or the manner of the disposition of the Collateral and any and all other collateral and the enforcement of any and all indorsements and guaranties relating to the Indebtedness or any part thereof as Secured Party, in its sole discretion, may determine; and (v) to determine, in its sole discretion, how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof.

                  (b) After the occurrence and continuation of an Event of Default, Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact (without requiring Secured Party) to perform all acts which Secured Party deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral.

                  (c) (i) As further security for payment of the Indebtedness, Pledgor hereby grants to Secured Party a Security Interest in and lien on any and all property of Pledgor which is or may hereafter be in the possession or control of Secured Party including, without limitation, all deposit and other accounts and all moneys owed by Secured Party to Pledgor; and with respect to all of such property, Secured Party shall have the same rights hereunder as it has with respect to the Collateral. (ii) Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party at its sole election, may set off against the Indebtedness any and all moneys then owed to Pledgor by Secured Party in any capacity, and Secured Party shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

                  (d) Upon Pledgor's failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any and all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and Pledgor shall pay an amount equal to the cost thereof to Secured Party on demand by Secured Party. Payment of all moneys hereunder shall be secured by the Collateral.

                  (e) Unless any instrument, document, or agreement evidencing any Indebtedness expressly provides a rate for the accrual of interest after such Indebtedness becomes due, the rate at which interest on such Indebtedness shall accrue after such Indebtedness becomes due, whether by reason of default or otherwise and until such Indebtedness is paid in full, shall be the rate provided in such instrument, document, or agreement which is in effect immediately prior to such Indebtedness becoming due.

                  (f) No course of dealing between Pledgor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Pledgor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Pledgor. All rights and remedies of Secured Party hereunder are cumulative.

                  (g) Secured Party shall have no obligation to take, and Pledgor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument constituting Collateral, whether or not in Secured Party's possession. Secured Party shall not be responsible to Pledgor for loss or damage resulting from Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Pledgor waives protest of any Instrument constituting Collateral at any time held by Secured Party on which Pledgor is in any way liable and waives notice of any other action taken by Secured Party.

                  (h) The rights and benefits of Secured Party hereunder shall, if Secured Party so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof, provided that interest was acquired pursuant to the terms of the Amended and Restated Agreement, dated the date hereof between Pledgor and Secured Party.

                  (i) Secured Party and Pledgor as used herein shall include the successors or assigns of those parties.

                  (j)      Intentionally omitted.

                  (k) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by a duly authorized officer of Secured Party and Pledgor.

                  (l) THIS SECURITY AGREEMENT, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

                  (m) All terms, unless otherwise defined in this Security Agreement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect.

                  (n) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until either (i) the Indebtedness has been paid in full, or (ii) the officer in charge of the Lending Office, Department or Division of Secured Party indicated above shall actually receive from Pledgor written notice of its discontinuance; provided, however, this Security Agreement shall remain in full force and effect thereafter until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If, after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this Security Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  (o) PLEDGOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO, MAY BE COMMENCED BY SECURED PARTY IN ANY COURT OF NEW YORK STATE IN NEW YORK COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                  (p) PLEDGOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY

PLEDGOR OR SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO. PLEDGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. PLEDGOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THIS JURY TRIAL WAIVER.


                                    PLEDGOR:

                                    HOTELWORKS.COM, INC. f/k/a
                                    HOSPITALITY WORLDWIDE SERVICES, INC.

                                    By: /s/ Douglas Parker
                                       ----------------------------------------
                                       Name: DOUGLAS PARKER
                                       Title: PRESIDENT


STATE OF FLORIDA    )
                    )    ss.:
COUNTY OF MIAMI DADE)


         On the 15th day of December in the year 2000, before me, the undersigned, personally appeared DOUGLAS PARKER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    /s/ Mayra G. Grandio
                                    -------------------------------------------
                                                    Notary Public

                                                  MAYRA G. GRANDIO
                                              MY COMMISSION # CC 840799
                                               EXPIRES: August 28, 2003
                                       Bonded Thru Notary Public Underwriters

                                    EXHIBIT H

                            CERTIFICATE OF AMENDMENT

                                       OF

                        THE CERTIFICATE OF INCORPORATION

                                       OF

                              HOTELWORKS.COM, INC.

            (PURSUANT TO SECTION 805 OF THE BUSINESS CORPORATION LAW)

         It is hereby certified that:

         1. The name of the corporation is Hotelworks.com, Inc. (the "Corporation"). The name under which the Corporation was formed is Light Savers U.S.A., inc., which was changed to Hospitality Worldwide Services, Inc.

         2. The certificate of incorporation of the Corporation was filed with the Department of State on October 10, 1991.

         3. Article FIVE of the Corporation's Certificate of Incorporation is being amended by adding provisions setting forth the number, designation and relative rights, preferences and limitations as fixed by the Board of Directors for shares of a series of preferred stock to be issued by the Board of Directors pursuant to its authority under Article FIVE of the Corporation's Certificate of Incorporation.

                            SERIES B PREFERRED STOCK

         I. Designations and Amount. One Million (1,000,000) shares of the Preferred Stock shall be designated "Series B Preferred Stock" (the "Series B Preferred Stock"). The Series B Preferred Stock shall be valued at $1.00 per share, or a total value of $1.0 million (the "Face Value") on the date of issuance. The rights, preferences, restrictions and other matters relating to the Series B Preferred Stock are as follows.

         II. Rank. (a) The Series B Preferred Stock shall rank senior to all classes of common stock of the Corporation now or hereafter authorized, issued, outstanding, including without limitation, the common stock, par value $.01 per share (the "Common Stock") of the Corporation.

                  (b) At any time when shares of Series B Preferred Stock are outstanding, the Corporation shall not issue any other series of preferred stock ranking senior in preference or priority to the Series B Preferred Stock as to rights upon liquidation unless the Corporation obtains the prior written consent of the holders of a majority of the shares of Series B Preferred Stock.

         III.     Dividends.

         (a) Until a Triggering Event has occurred, the holder of the Series B Preferred Stock shall be paid a dividend (the "Series B Dividend") at an annual rate of 8% per annum. During the period commencing on the date hereof and continuing through December 31, 2002, the Series B Dividend shall be paid by the Corporation, in lieu of cash, through the issuance of additional shares of Series B Preferred Stock (the "Stock Dividend Shares") and, thereafter, at the option of the Corporation, may be paid in cash or through the issuance of additional shares of Series B Preferred Stock, or any combination of Series B Preferred Stock and cash. If the Series B Dividend is paid by the Corporation through the issuance of Stock Dividend Shares and such Stock Dividend Shares would, but for the provisions hereof, be payable with a fractional share, the Corporation shall round up to the next whole share. The Series B Dividend shall be payable semi-annually on December 31 and June 30 of each year (each a "Dividend Payment Date"), commencing on June 30, 2001; provided, however, that if any such day is a non-business day, the Dividend Payment Date will be the next business day. The number of Stock Dividend Shares, if applicable, for each semi-annual Series B Dividend payment shall be equal to (A) the product of (x) 4% times (y) the Current Face Value, divided by (B) $1.00, as such amount may be adjusted for any Extraordinary Common Stock Event (as hereinafter defined).

         (b) After the occurrence of a Triggering Event but prior to conversion of the Preferred Shares into Common Stock, the holder of the Preferred Shares shall be entitled to receive cash dividends, if any, paid to the holders of the Corporation's Common Stock as if such Preferred Shares had been converted into shares of Common Stock.

         (c) No dividends shall be paid on any series of preferred stock or other capital stock of the Corporation unless dividends on the Series B Preferred Stock through the most recent applicable Dividend Payment Date have been paid by the Corporation.

         (d)       For purposes hereof, the following definitions shall apply:

                  (i) "Current Face Value" shall mean an amount equal (a) the Face Value, plus (b) previously issued Stock Dividend Shares valued at $1.00 per share, minus (c) the Preferred Shares that have been converted into shares of Common Stock, valued at $1.00 per share.

                  (ii) "Preferred Shares" shall mean the Series B Preferred Stock and Stock Dividend Shares.

                  (iii)    Triggering Event shall mean the date on which either
         (i) no Preferred Shares are outstanding, or (ii) the HWS common stock trades at a price equal to or greater than $2 (as adjusted for any stock split or stock dividend subsequent to the date hereof) for a period of 20 consecutive trading days.

                  (iv) So long as any shares of Series B Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment and no other distribution shall be made upon and Junior Securities (as hereinafter defined) for any period if the

         Company has not paid to the holders of the Series B Preferred Stock all dividends otherwise payable to them at or prior to such time pursuant to Section III hereof. When Series B Dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all Series B Dividends declared upon shares of Series B Preferred Stock shall be declared ratably in proportion to the amounts of Series B Dividends accumulated and unpaid on each share of Series B Preferred Stock. As used herein, "Junior Securities" shall mean the Common Stock and any other class or series of stock or other equity securities of the Corporation hereafter authorized ranking junior to the Series B Preferred Stock in respect of dividend rights, redemption rights or rights on liquidation, dissolution or winding up of the affairs of the Corporation ("Junior Securities").

         IV.      Rights on Liquidation, Dissolution or Winding Up, Etc.

                  (a) At any time, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Transaction"); then the assets of the Corporation available for distribution or such other property issued in connection with such Transaction shall be distributed at the closing of the Transaction in the order and priority that follows:

                           (i) the holders of the Preferred Shares shall receive an amount equal to $1.00 per share (adjusted for any subdivisions, combinations, consolidations or stock distributions or stock dividends with respect to such shares) plus all accrued but unpaid dividends on each such share, if any, then

                           (ii) after setting apart or paying the full preferential amount due pursuant to subsection (i) above, all remaining assets available for distribution shall be distributed among the holders of Common Stock pro rata according to the number of shares of Common Stock held by such holders.

                  (b) If upon the occurrence of a Transaction the assets and funds distributed among the holders of the Preferred Shares shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Shares on a pari passu basis.

                  (c) Any property other than cash or securities to be delivered to the shareholders pursuant to this Section IV shall be valued at the fair market value thereof as determined in good faith by the Board of Directors.

                  (d) For purposes of this Section IV, a distribution of assets in any Transaction Shall not include (i) any consolidation or merger of the Corporation with or into any other corporation, (ii) any liquidation, dissolution, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation, or (iii) a sale or other disposition of all or substantially all of the Corporation's assets; provided, however, that, in each case, effective provision is made in the certificate of incorporation (or comparable charter document) for the protection of the rights of the holders of the Preferred Shares.

         V. Voting Rights. The Preferred Shares shall be non-voting and the holders thereof shall not be entitled to vote on any matters which come before the shareholders of the Corporation. Notwithstanding the foregoing, upon conversion of the Preferred Shares into Common Stock as provided in Section VI below, such Common Stock shall have the same voting rights as all other shares of the Corporation's Common Stock.

         VI. Conversion Rights. The holders of the Preferred Shares shall have the following rights with respect to the conversion of the Preferred Shares into shares of Common Stock:

                  (a) General. Subject to and in compliance with the provisions of this Section VI, any or all of the Preferred Shares may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock; provided, however, that the Corporation shall not be required to issue fewer than 50,000 shares of Common Stock at any one time. The Preferred Shares shall be convertible into shares of Common Stock on a one-for-one basis (the "Exchange Ratio"). Upon any conversion pursuant to this Section VI, all accrued and unpaid dividends with respect to the Preferred Shares being converted shall be paid.

                  (b) Adjustment of Exchange Ratio Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event, the Exchange Ratio shall be appropriately increased or decreased to adjust therefor so that the holder of the Preferred Shares receives the same number of shares of Common Stock that it would otherwise have held if the holder had converted the Preferred Shares into Common Stock prior to the Extraordinary Common Stock Event. An "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on all outstanding shares of Common Stock, (ii) a subdivision of all outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination or reverse stock split of all outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                  (c) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Preferred Shares shall be changed into the same or a different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section VI, or a merger, consolidation or sale of all or substantially all of the Corporation's capital stock or assets to any other person), then and in each such event the holders of the Preferred Shares shall have the right thereafter to convert the Preferred Shares into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders for the number of shares of Common Stock into which such Preferred Shares might have been converted immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (d) Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a merger or consolidation of the Corporation with or into another corporation

(other than a merger or reorganization involving only a change in the state of incorporation of the Corporation), or the sale of all or substantially all of the Corporation's capital stock or assets to any other person, then, as a part of such reorganization, merger, or consolidation or sale, provision shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation, to which such holder would have been entitled if such holder had converted its Preferred Shares immediately prior to such capital reorganization, merger, consolidation or sale.

                  (e) Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment as a result of an Extraordinary Common Stock Event, the Corporation will furnish each holder of Preferred Shares with a certificate prepared by the Treasurer or Chief Financial Officer of the Corporation, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

                  (f) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Preferred Shares shall surrender the certificate or certificates representing the Preferred Shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at least 10 days prior to the date the holder desires to convert to the effect that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. If such certificates are to be issued in the names of persons other than the original holder of the Preferred Shares, the holder of the Preferred Shares to be converted shall pay all applicable transfer taxes in connection with the issuance of the shares of Common Stock upon such conversion. The certificate or certificates for the Preferred Shares surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the Preferred Shares being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the Preferred Shares being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such Preferred Shares in accordance with the provisions of this Section VI, rounded up to the nearest whole share as provided in Section VI(g), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted Preferred Shares shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  (g) No Issuance of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of the Preferred Shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Shares, the Corporation shall round up to the next whole share of Common Stock issuable upon the conversion of the Preferred Shares. The determination as to whether any fractional shares of Common Stock shall be rounded up shall be made with respect to the aggregate number of Preferred Shares being converted at any one time by any holder thereof, not with respect to each Preferred Share being converted.

                  (h) Partial Conversion. In the event some but not all of the shares of Preferred Shares represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of Preferred Shares which were not converted.

                  (i) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         VII.      Redemption.

                  (a) At any time and from time to time beginning 36 months from the date hereof, the Corporation shall have the option to redeem all, or any portion of, the Preferred Shares for the following prices plus the payment of all accrued and unpaid dividends:

                           Date Redeemed                                   Price
                           -------------                                   -----
                  On or after the first day of the             104% of the Current Face Value
                  36th month following the date
                  hereof and continuing through and
                  including the last day of the 48th
                  month following the date hereof

                  On or after the first day of the             102% of the Current Face Value
                  49th month following the date hereof
                  and continuing through and
                  including the last day of the 60th
                  month following the date hereof

                  On or after the first day of the             100% of the Current Face Value
                  61st month following the date hereof


         If less than all of the outstanding Preferred Shares are called for redemption pursuant to this section, Preferred Shares shall be redeemed, if applicable, on a pro rata basis among the holders thereof. Each holder of Preferred Shares will be given notice of such redemption pursuant to Section VII(b) and shall not have the right to convert the Preferred Shares into shares of Common Stock until after the Redemption Date specified in such notice.

                  (b) Notice of redemption of the Preferred Shares, specifying the redemption date and place of redemption, shall be given by first class mail to each holder of record of the Preferred Shares to be redeemed, at his address of record, not less than 30 nor more than 60 calendar days prior to the date upon which the Corporation shall redeem the Preferred Shares (the "Redemption Date"). Each such notice shall also specify the redemption price applicable to the shares to be redeemed. If less than all the Preferred Shares owned by such holder are then to be redeemed, the notice shall also specify the number of Preferred Shares thereof which are to be redeemed and the fact that a new certificate or certificates representing any unredeemed Preferred Shares shall be issued without cost to such holder.

                           (i) If notice of redemption of the Preferred Shares having been given as provided in this Section VII(b), then unless the Corporation shall have defaulted in the payment of the redemption price and all accrued and unpaid dividends (whether or not declared), all rights of the holders thereof (except the right to receive the redemption price and all accrued and unpaid dividends, whether or not declared) shall cease with respect to such shares on the Redemption Date and such Preferred Shares shall not, after the Redemption Date, be deemed to be outstanding and shall not have the status of Preferred Shares. In case fewer than all the Preferred Shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed Preferred Shares without cost to the holder thereof.

                           (ii) Preferred Shares are not subject or entitled to the benefit of a sinking fund.

         VIII. Restrictions on Amendments to Charter. At any time when shares of Series B Preferred Stock are outstanding, the Corporation shall not amend, alter or repeal (whether by merger, consolidation, combination, reclassification or otherwise) any of the provisions of the Certificate of Incorporation or by-laws of the Corporation in a manner that would adversely affect the rights, preferences, privileges of, or limitations provided for herein for the benefit of the Series B Preferred Stock, including but not limited to increasing the par value of such shares, without the approval by vote or written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting or consenting separately as a class, each share of Series B Preferred Stock to be entitled to one vote in each instance.

         IX. Restrictions on Transfer. The Corporation shall have the right of first refusal with respect to any proposed assignment or sale by the initial holder of any shares of the Series B Preferred Stock, other than an assignment or sale to a party affiliated with the initial holder in accordance with the provisions of that certain Amended and Restated Agreement, dated as of December 15, 2000, among the Corporation, Hospitality Restoration and Builders, Inc. and the initial holder of the shares of Series B Preferred Stock.

         IN WITNESS WHEREOF, we have subscribed this document on December 15, 2000 and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.


                                            HOTELWORKS.COM, INC.


                                            /s/ Douglas Parker
                                            ------------------------------------
                                            Douglas Parker
                                            President


                                            /s/   John F. Wilkens
                                            ------------------------------------
                                            John F. Wilkens
                                            Vice President & Treasurer